RETIREMENT
                                                                  PLANNER'S EDGE
                                                                    FOR NEW YORK
                                                                VARIABLE ANNUITY



                                                                       Issued by


                                                        PHOENIX HOME LIFE MUTUAL
                                                               INSURANCE COMPANY







IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171





PROSPECTUS                                                     NOVEMBER 20, 2000





    This prospectus describes a variable accumulation deferred annuity contract. The contract is designed to provide you with retirement income in the future. The contract offers a variety of variable and fixed investment options.


    You may allocate payments and contract value to one or more of the subaccounts of the Phoenix Home Life Variable Accumulation Account ("Account") and/or the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.


THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond]  Phoenix-Aberdeen International Series
   [diamond]  Phoenix-Aberdeen New Asia Series
   [diamond]  Phoenix-Bankers Trust Dow 30 Series
   [diamond] Phoenix-Bankers Trust Nasdaq 100-Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond]  Phoenix-Engemann Nifty Fifty Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Equity Income Series
   [diamond]  Phoenix-Janus Flexible Income Series
   [diamond]  Phoenix-Janus Growth Series
   [diamond] Phoenix-Morgan Stanley Focus Equity Series [diamond] Phoenix-Oakhurst Balanced Series
   [diamond]  Phoenix-Oakhurst Growth and Income Series
   [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond]  Phoenix-Seneca Strategic Theme Series


THE ALGER AMERICAN FUND
-----------------------
   [diamond]  Alger American Leveraged AllCap Portfolio


DEUTSCHE ASSET MANAGEMENT VIT FUNDS
-----------------------------------
   [diamond]  EAFE(R) Equity Index Fund


FEDERATED INSURANCE SERIES
--------------------------
   [diamond]  Federated Fund for U.S. Government Securities II
   [diamond]  Federated High Income Bond Fund II


FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond]  VIP Contrafund(R) Portfolio
   [diamond]  VIP Growth Opportunities Portfolio
   [diamond]  VIP Growth Portfolio


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------
   [diamond]  Mutual Shares Securities Fund -- Class 2
   [diamond]  Templeton Asset Strategy Fund -- Class 2
   [diamond] Templeton Developing Markets Securities Fund -- Class 2 [diamond] Templeton Growth Securities Fund -- Class 2
   [diamond]  Templeton International Securities Fund -- Class 2


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond]  Technology Portfolio


WANGER ADVISORS TRUST
---------------------
   [diamond]  Wanger Foreign Forty
   [diamond]  Wanger International Small Cap
   [diamond]  Wanger Twenty
   [diamond]  Wanger U.S. Small Cap

    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.

    This prospectus is valid only if accompanied or preceded by current prospectuses for the funds. You should read and keep these prospectuses for future reference.

    The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal.

    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


    This prospectus provides important information that a prospective investor ought to know before investing. A Statement of Additional Information ("SAI") has been filed with the SEC and is available free of charge by calling Variable Annuity Operations at 800/541-0171.

                                TABLE OF CONTENTS

Heading                                                    Page
--------------------------------------------------------------------------------

SPECIAL TERMS.............................................    4
SUMMARY OF EXPENSES.......................................    6
CONTRACT SUMMARY..........................................   10
FINANCIAL HIGHLIGHTS......................................   11
PERFORMANCE HISTORY.......................................   11
THE VARIABLE ACCUMULATION ANNUITY.........................   11
PHOENIX AND THE ACCOUNT ..................................   11
INVESTMENTS OF THE ACCOUNT................................   11
   The Phoenix Edge Series Fund...........................   11
   The Alger American Fund................................   13
   Deutsche Asset Management VIT Funds....................   13
   Federated Insurance Series ............................   13
   Fidelity(R) Variable Insurance Products................   13
   Franklin Templeton Variable Insurance Products Trust...   14
   The Universal Institutional Funds, Inc.................   14
   Wanger Advisors Trust..................................   14
   Investment Advisors....................................   15
   Services of the Advisors...............................   16
PURCHASE OF CONTRACTS.....................................   16
DEDUCTIONS AND CHARGES....................................   16
   Daily Deductions from the Separate Account.............   16
     Premium Tax..........................................   16
     Mortality and Expense Risk Fee.......................   16
     Administrative Fee...................................   17
     Administrative Charge................................   17
   Reduced Charges, Credits and Bonus Guaranteed
       Interest Rates.....................................   17
     Other Charges........................................   17
THE ACCUMULATION PERIOD...................................   17
   Accumulation Units.....................................   17
   Accumulation Unit Values...............................   17
   Transfers .............................................   18
   Optional Programs and Benefits.........................   18
       Dollar Cost Averaging Program......................   18
       Asset Rebalancing Program..........................   18
   Surrender of Contract; Partial Withdrawals.............   19
   Lapse of Contract......................................   19
   Payment Upon Death Before Maturity Date ...............   19
THE ANNUITY PERIOD........................................   20
   Variable Accumulation Annuity Contracts................   20
     Annuity Payment Options .............................   20
     Other Options and Rates..............................   22
     Other Conditions.....................................   22
   Payment Upon Death After Maturity Date.................   22
VARIABLE ACCOUNT VALUATION PROCEDURES.....................   22
   Valuation Date.........................................   22
   Valuation Period.......................................   22
   Accumulation Unit Value................................   22
   Net Investment Factor..................................   23
MISCELLANEOUS PROVISIONS..................................   23
   Assignment.............................................   23
   Deferment of Payment ..................................   23
   Free Look Period.......................................   23
   Amendments to Contracts................................   23
   Substitution of Fund Shares............................   23
   Ownership of the Contract..............................   23
FEDERAL INCOME TAXES......................................   24
   Introduction...........................................   24
   Income Tax Status......................................   24
   Taxation of Annuities in General--Non-Qualified Plans..   24
     Surrenders or Withdrawals Prior to the Contract
        Maturity Date.....................................   24
     Surrenders or Withdrawals On or After the
        Contract Maturity Date............................   24
     Penalty Tax on Certain Surrenders and Withdrawals....   25
   Additional Considerations..............................   25
   Diversification Standards .............................   26
   Qualified Plans........................................   27
     Tax Sheltered Annuities ("TSAs") ....................   27
     Keogh Plans..........................................   28
     Individual Retirement Accounts.......................   28
     Corporate Pension and Profit-Sharing Plans...........   28
     Penalty Tax on Certain Surrenders and
        Withdrawals from Qualified Plans..................   28
     Seek Tax Advice......................................   29
SALES OF VARIABLE ACCUMULATION CONTRACTS..................   29
STATE REGULATION..........................................   29
REPORTS...................................................   29
VOTING RIGHTS.............................................   29
LEGAL MATTERS.............................................   30
SAI.......................................................   30
APPENDIX A-PERFORMANCE HISTORY............................   31
APPENDIX B-THE GUARANTEED INTEREST ACCOUNT................   35
APPENDIX C-DEDUCTIONS FOR PREMIUM TAXES...................   36

SPECIAL TERMS
--------------------------------------------------------------------------------
    The following is a list of terms and their meanings when used in this prospectus.


ACCOUNT: Phoenix Home Life Variable Accumulation Account.


ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the start of annuity payments.

ACCUMULATION UNIT VALUE: The value of one accumulation unit was set at $1.0000 on the date assets were first allocated to each subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date.

ADJUSTED PARTIAL WITHDRAWALS: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the date of the withdrawal.


ANNUAL STEP-UP AMOUNT (STEP-UP AMOUNT): In the first contract year the step-up amount is the greater of (1) 100% of purchase payments less adjusted partial withdrawals; or (2) the contract value. After that, in any following contract year the step-up amount equals the greater of (1) the step-up amount at the end of the prior contract year, plus 100% of premium payments, less adjusted partial withdrawals made since the end of the last contract year; or (2) the contract value.

ANNUITANT: The person whose life is used as the measuring life under the contract. The annuitant will be the primary annuitant as shown on the contract's schedule page while that person is living, and will then be the contingent annuitant, if that person is living at the death of the primary annuitant.


ANNUITY OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."

ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the variable payment annuity options I, J, K, M and N.

CLAIM DATE: The valuation date following receipt of a certified copy of the death certificate at VPMO.

CONTRACT: The deferred variable accumulation annuity contract described in this prospectus.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity specified in the contract application. However, under contracts used with certain tax qualified plans, the owner must be the annuitant. If no owner is named in the application, the annuitant will be the owner.


CONTRACT VALUE: Prior to the maturity date, the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA. For tax-sheltered annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the contract value is the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA plus the value held in the Loan Security Account, and less any loan debt.


FIXED PAYMENT ANNUITY: A benefit providing periodic payments of a fixed dollar amount throughout the annuity period. This benefit does not vary with or reflect the investment performance of any subaccount.

FUNDS: The Phoenix Edge Series Fund, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Fidelity(R) Variable Insurance Products, The Universal Institutional Funds, Inc. and Wanger Advisors Trust.

GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.

ISSUE DATE: The date that the initial premium payment is invested under a contract.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.


LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for tax-sheltered annuity (as described in IRC 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.


MATURITY DATE: The date elected by the owner as to when annuity payments will begin. The maturity date will not be any earlier than the fifth contract anniversary and no later than the annuitant's 95th birthday unless you and we agree otherwise. The election is subject to certain conditions described in "The Annuity Period."

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial payments of:

[diamond]  Non-qualified plans--$20,000
[diamond] Individual Retirement Annuity (Rollover IRA only)--$20,000 [diamond] Bank draft program--$500
[diamond]  Qualified plans--$20,000 annually

MINIMUM SUBSEQUENT PAYMENT: The least amount that you may pay when you make any subsequent payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $500.

NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

PAYMENT UPON DEATH: The obligation of Phoenix under a contract to make a payment on the death of the owner or annuitant anytime: (a) before the maturity date of a contract (see "Payment Upon Death Before Maturity Date") or (b) after the maturity date of a contract (see "Payment Upon Death After Maturity Date").

PHOENIX (OUR, US, WE, COMPANY): Phoenix Home Life Mutual Insurance Company.

SERIES: A separate investment portfolio of a fund.

VALUATION DATE: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading.

VAO: Variable Annuity Operations.

VARIABLE PAYMENT ANNUITY: An annuity providing payments that vary in amounts, according to the investment experience of the selected subaccounts.

VPMO: Variable Products Mail Operations, the division of Phoenix that receives and processes incoming mail for Variable Annuity Operations.

                               SUMMARY OF EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES                              ALL SUBACCOUNTS
-----------------------------------                              ---------------

Sales Charges Imposed on Purchases...................                 None
Deferred Surrender Charges...........................                 None
Subaccount Transfer Charge...........................                 None*

* The company has reserved the right to charge up to $10 per transfer in excess of two transfers per contract year.


ANNUAL ADMINISTRATIVE CHARGE

   Maximum...........................................                  $35


SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

   Mortality and Expense Risk Fee....................                1.275%
   Daily Administrative Fee..........................                 .125%
                                                                     ------

   Total Separate Account Annual Expenses............                 1.40%

FUND ANNUAL EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                            Other Expenses   Total Expenses
                                                  Management   Rule 12b-1       Before           Before         Total Expenses
                     Series                          Fees         Fees      Reimbursement(1)  Reimbursement  After Reimbursement(2)
----------------------------------------------------------------------------------------------------------------------------------
   THE PHOENIX EDGE SERIES FUND
----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Aberdeen International                       .75%         N/A           .26%             1.01%              1.01%
   Phoenix-Aberdeen New Asia                           1.00%         N/A          1.39%             2.39%              1.25%
   Phoenix-Bankers Trust Dow 30                         .35%         N/A          1.61%(3)          1.96%(3)            .50%
   Phoenix-Bankers Trust Nasdaq-100 Index(R)            .35%         N/A           .45%              .80%               .50%
   Phoenix-Duff & Phelps Real Estate Securities         .75%         N/A           .56%             1.31%              1.00%
   Phoenix-Engemann Capital Growth                      .62%         N/A           .06%              .68%               .68%
   Phoenix-Engemann Nifty Fifty                         .90%         N/A           .53%             1.43%              1.05%
   Phoenix-Engemann Small & Mid-Cap Growth              .90%         N/A           .70%             1.60%              1.15%
   Phoenix-Federated U.S. Government Bond               .60%         N/A          2.46%(3)          3.06%(3)            .75%
   Phoenix-Goodwin Money Market                         .40%         N/A           .17%              .57%               .55%
   Phoenix-Goodwin Multi-Sector Fixed Income            .50%         N/A           .21%              .71%               .65%
   Phoenix-Hollister Value Equity                       .70%         N/A          1.33%             2.03%               .85%
   Phoenix-J.P. Morgan Research Enhanced Index          .45%         N/A           .30%              .75%               .55%
   Phoenix-Janus Equity Income                          .85%         N/A          2.70%(3)          3.55%(3)           1.00%
   Phoenix-Janus Flexible Income                        .80%         N/A          2.18%(3)          2.98%(3)            .95%
   Phoenix-Janus Growth                                 .85%         N/A          1.05%(3)          1.90%(3)           1.00%
   Phoenix-Morgan Stanley Focus Equity                  .85%         N/A          2.34%(3)          3.19%(3)           1.00%
   Phoenix-Oakhurst Balanced                            .54%         N/A           .16%              .70%               .70%
   Phoenix-Oakhurst Growth and Income                   .70%         N/A           .31%             1.01%               .85%
   Phoenix-Oakhurst Strategic Allocation                .58%         N/A           .12%              .70%               .70%
   Phoenix-Sanford Bernstein Global Value               .90%         N/A           .85%             1.75%              1.05%
   Phoenix-Sanford Bernstein Mid-Cap Value             1.05%         N/A          1.53%             2.58%              1.20%
   Phoenix-Sanford Bernstein Small-Cap Value           1.05%         N/A           .85%             1.90%              1.20%
   Phoenix-Seneca Mid-Cap Growth                        .80%         N/A          1.24%             2.04%              1.05%
   Phoenix-Seneca Strategic Theme                       .75%         N/A           .22%              .97%               .97%
   ---------------------------------------------------------------------------------------------------------------------------------

(1) Each series pays a portion or all of its expenses other than the management fee. The Phoenix-J.P. Morgan Research Enhanced Index Series will pay up to .10%; the Phoenix-Engemann Capital Growth, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Oakhurst Strategic Allocation, Phoenix-Goodwin Money Market, Phoenix-Oakhurst Balanced, Phoenix-Engemann Nifty Fifty, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity, Phoenix-Sanford Bernstein Mid-Cap Value, Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Sanford Bernstein Global Value and Phoenix-Sanford Bernstein Small-Cap Value Series will pay up to .15%; the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Seneca Strategic Theme, Phoenix-Aberdeen New Asia, and Phoenix-Seneca Mid-Cap Growth Series will pay up to .25%; and the Phoenix-Aberdeen International Series will pay up to .40%.
(2) Reflects the effect of any management fee waivers and reimbursement of expenses by the investment advisor.
(3) Other expenses and total annual series' operating expenses are based on annualized actual 6-month expenses without reimbursements which were incurred in the period ending June 30, 2000.

FUND ANNUAL EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Other Expenses  Total Expenses  Total Expenses
                                                           Management  Rule 12b-1      Before          Before          After
                         Series                               Fees        Fees     Reimbursement   Reimbursement  Reimbursement(2)
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                     .85%        N/A          .08%(4,7)        .93%(4)         .93%

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
----------------------------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund                                     .45%        N/A          .69%            1.15%            .65%

FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II              .60%        N/A          .24%             .84%            .84%
Federated High Income Bond Fund II                            .60%        N/A          .19%             .79%            .79%


FIDELITY(R) VARIABLE INSURANCE PRODUCTS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio(8)                                 .58%        .10%         .10%(4)          .78%(4)         .75%(10)
VIP Growth Opportunities Portfolio(9)                         .58%        .10%         .11%(4)          .79%(4)         .78%(10)
VIP Growth Portfolio(9)                                       .58%        .10%         .09%(4)          .77%(4)         .75%(10)


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund--Class 2(6)                     .60%      .25%(3)        .19%            1.04%           1.04%
Templeton Asset Strategy Fund--Class 2(5,6)                   .60%      .25%(3)        .18%            1.03%           1.03%
Templeton Developing Markets Securities Fund--Class 2(5,6)   1.25%      .25%(3)        .31%            1.81%           1.81%
Templeton Growth Securities Fund--Class 2(6)                  .83%      .25%(3)        .05%            1.13%           1.13%
Templeton International Securities Fund--Class 2(5,6)         .69%      .25%(3)        .19%            1.13%           1.13%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                          .80%        N/A         1.85%(4)         2.65%(4)        1.15%

WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                         1.00%        N/A         2.45%(1)         3.45%           1.45%
Wanger International Small Cap                               1.25%        N/A          .24%(1)         1.49%           1.49%
Wanger Twenty                                                 .95%        N/A         1.17%(1)         2.12%           1.35%
Wanger U.S. Small Cap                                         .95%        N/A          .07%(1)         1.02%           1.02%
----------------------------------------------------------------------------------------------------------------------------------

(1) Each series pays a portion or all of its expenses other than the management fee. The Wanger Foreign Forty will pay up to .45%, the Wanger U.S. Small Cap Series will pay up to .50%, the Wanger International Small Cap Series will pay up to .60% and the Wanger Twenty Series will pay up to .40%.
(2) Reflects the effect of any management fee waivers and reimbursement of expenses by the investment advisor.
(3) The fund's Class 2 distribution plan or "Rule 12b-1 Plan" is described in the fund's prospectus.
(4) These figures are estimates; these series have been available for less than 12 months as of the date of this prospectus.
(5) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with a similar fund of the Franklin Templeton Variable Insurance Products Trust, effective 5/1/00.
(6) The table shows total expenses based on the new fees and assets as of 12/31/99 and not the assets of the combined funds. The following table estimates what the total expenses would be based on the assets of the combined funds as of 5/1/00:

---------------------------------------------------- ------------------ --------------- --------------- ----------------------
                                                                          RULE 12B-1                       TOTAL OPERATING
       ESTIMATED ANNUAL EXPENSES FROM 5/1/00          MANAGEMENT FEES        FEES       OTHER EXPENSES        EXPENSES
---------------------------------------------------- ------------------ --------------- --------------- ----------------------
Mutual Shares Securities Fund - Class 2                     .60%             .25%            .19%               1.04%
---------------------------------------------------- ------------------ --------------- --------------- ----------------------
Templeton Asset Strategy Fund - Class 2                     .60%             .25%            .14%                .99%
---------------------------------------------------- ------------------ --------------- --------------- ----------------------
Templeton  Developing  Markets  Securities  Fund  -        1.25%             .25%            .29%               1.79%
   Class 2
---------------------------------------------------- ------------------ --------------- --------------- ----------------------
Templeton Growth Securities Fund - Class 2                  .80%             .25%            .05%               1.10%
---------------------------------------------------- ------------------ --------------- --------------- ----------------------
Templeton International Securities Fund - Class 2           .65%             .25%            .20%               1.10%
---------------------------------------------------- ------------------ --------------- --------------- ----------------------

(7)  Included in "Other Expenses" is .01% of interest expense.
(8) Effective November 3, 1997, the advisor has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement can be discontinued at any time.
(9) Effective November 3, 1997, the advisor has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.60%. This arrangement can be discontinued at any time.
(10) A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses.

    It is impossible to show you what expenses you would incur if you purchased a contract because there are so many different factors which affect expenses. However, the following table is meant to help demonstrate how certain decisions or choices by you could result in different levels of expense.

EXAMPLE: Whether you surrender, annuitize or do not surrender your contract, you would pay the following expenses on a $1,000 investment. We have assumed a constant 5% annual return on the invested assets for all of the series.


---------------------------------------------------------------------------------------------------------------------
                                                                   1 Year      3 Years     5 Years      10 Years
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series.........................    $ 26        $ 80        $136          $290
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series..............................      40         120         202           416
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Bankers Trust Dow 30 Series(2)........................      35         108         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Bankers Trust Nasdaq-100 Index(R)Series(4)............      24          73         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series...........      29          89         151           319
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series........................      23          70         119           256
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Nifty Fifty Series...........................      30          92         157           330
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series(4).............      32          97         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond Series(2)..............      46         139         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series...........................      22          66         114           245
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series..............      23          71         121           260
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series.........................      36         110         185           384
---------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series............      38         116         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Equity Income Series(2).........................      51         153         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series(2).......................      45         137         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series2..................................      23          72         123           264
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Morgan Stanley Focus Equity Series(2).................      47         143         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Balanced Series..............................      23          70         120           258
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth and Income Series.....................      26          80         136           290
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series..................      23          70         120           258
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series(5)..............      33         102         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Phoenix- Sanford Bernstein Mid-Cap Value Series...............      41         126         211           431
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap Value Series(5)...........      35         106         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series..........................      36         110         186           385
---------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series.........................      26          78         134           286
---------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio(3)..................      25          77         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  EAFE(R) Equity Index Fund(1)..................................      27          84         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Federated Fund for U.S. Government Securities II(1)...........      24          75         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II(1).........................      24          73         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio(3)................................      24          73         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio(3).........................      24          73         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio(3).......................................      24          72         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund -- Class 2......................      26          81         138           292
---------------------------------------------------------------------------------------------------------------------
  Templeton Asset Strategy Fund -- Class 2......................      26          80         137           291
---------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund -- Class 2.......      34         103         175           365
--------------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund -- Class 2...................      27          83         142           301
---------------------------------------------------------------------------------------------------------------------
  Templeton International Securities Fund -- Class 2............      27          83         142           301
---------------------------------------------------------------------------------------------------------------------
  Technology Portfolio(2).......................................      42         128         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty..........................................      50         150         250           500
---------------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap................................      31          94         160           336
---------------------------------------------------------------------------------------------------------------------
  Wanger Twenty.................................................      37         112         190           392
---------------------------------------------------------------------------------------------------------------------
  Wanger U.S. Small Cap.........................................      26          80         137           290
---------------------------------------------------------------------------------------------------------------------

  (1)  Inclusion of this subaccount began on August 2, 1999.
  (2)  Inclusion of this subaccount began on December 20, 1999.
  (3)  Inclusion of this subaccount began on June 5, 2000.
  (4)  Inclusion of this subaccount began on August 15, 2000.
  (5)  Inclusion of this subaccount began on November 20, 2000.


    The purpose of the table above is to assist you in understanding the various costs and expenses that your contract will bear directly or indirectly. It is based on historical fund expenses, as a percentage of net assets for the year ended December 31, 1999, except as indicated. The tables reflect expenses of the Account as well as the funds. See "Deductions and Charges" in this prospectus and in the fund prospectuses.


    Premium taxes, which are not reflected in the table above, may apply. We will charge any premium or other taxes levied by any governmental entity with respect to your contract against the contract values based on a percentage of premiums paid. Certain states currently impose premium taxes on the contracts and range from 0% to 3.5% of premiums paid. See "Deductions and Charges--Premium Tax" and Appendix C.

    The Examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. See "Deductions and Charges."

CONTRACT SUMMARY
--------------------------------------------------------------------------------

    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.


    If there is ever a difference between the provisions within this prospectus and the provisions of the contract, the contract provisions will prevail.



OVERVIEW
    The contract offers a dynamic idea in retirement planning. It's designed to provide you with retirement income at a future date, while allowing maximum flexibility in obtaining your investment goals.

    The contract offers a combination of investment options, both variable and fixed. Investments in the variable options provide results which vary and depend upon the performance of the underlying fund, while investments in the GIA provide guaranteed interest earnings subject to certain conditions. Please refer to "Appendix B" for a detailed discussion of the GIA.

    The contract also provides for the payment of a death benefit upon the death of either the owner or the annuitant anytime before the contract matures.


INVESTMENT FEATURES

FLEXIBLE PAYMENTS
[diamond]  You may make payments anytime until the maturity date.

[diamond]  You can vary the amount and frequency of your payments.


[diamond]  Other than the minimum initial payment, there are no required payments.


MINIMUM CONTRIBUTION

[diamond]  Generally, the minimum initial payment is $20,000.



ALLOCATION OF PREMIUMS AND CONTRACT VALUE
[diamond]  Payments are invested in one or more of the subaccounts and the GIA.


[diamond]  Transfers between the subaccounts and into the GIA can be made anytime. Transfers from the GIA are subject to rules discussed in Appendix B and in the section, "The Accumulation Period--Transfers."


[diamond]  The contract value varies with the investment performance of the funds and is not guaranteed.

[diamond]  The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulation at rates set by us (minimum--3%).


WITHDRAWALS
[diamond]  You may partially or fully surrender the contract anytime for its contract value less any applicable premium tax.


DEATH BENEFIT
    The contract provides for payment on the death of the owner or the annuitant at anytime prior to the maturity date. The amount payable differs depending on whether the annuitant or owner/annuitant has reached age 80. See "Payment Upon Death Before Maturity."


DEDUCTIONS AND CHARGES

FROM THE ACCOUNT
[diamond]  Mortality and expense risk fee--1.275% annually. See "Charges for
           Mortality and Expense Risks."

[diamond]  The daily administrative fee--.125% annually. See "Charges for
           Administrative Services."

OTHER CHARGES OR DEDUCTIONS

[diamond]  Premium Taxes--taken from the contact value upon annuitization.
           o Phoenix will reimburse itself for such taxes on the date of a partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. See "Premium Tax" and Appendix C.

[diamond]  Administrative Fee--maximum of $35 each year.

    See "Deductions and Charges" for a detailed description of contract charges.


    In addition, certain charges are deducted from the assets of the funds for investment management services. See the fund prospectuses for more information.



ADDITIONAL INFORMATION

FREE LOOK PERIOD

    You have the right to review the contract. If you are not satisfied you may return it within 10 days after you receive it and cancel the contract. You will receive in cash the adjusted value of the initial payment, however, if applicable state law requires, we will return the full amount of the initial payment.


LAPSE
    If on any valuation date the total contract value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the contract value, the contract will immediately terminate and lapse without value.

PHOENIX HOME LIFE VARIABLE
ACCUMULATION ACCOUNT
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    Data for these subaccounts are not yet available.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. See Appendix A for more information.



THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------
    The individual deferred variable accumulation annuity contract (the "contract") issued by us is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner and annuitant under a contract who bear the risk of investment gain or loss rather than Phoenix. To the extent that payments are not allocated to the GIA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Account or the GIA and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case we will guarantee specified monthly annuity payments.

    You select the investment objective of each contract on a continuing basis by directing the allocation of payments and the reallocation of the contract value among the subaccounts or GIA.


PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------

    We are a mutual life insurance company originally chartered in Connecticut in 1851 and redomiciled to New York in 1992. Our executive office is located at One American Row, Hartford, Connecticut and our main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut. The principal office is located at 10 Krey Boulevard, East Greenbush, New York 12144. Phoenix sells variable annuity contracts through its own field force of agents and through brokers.


    On April 17, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company authorized management to develop a plan for conversion from a mutual to a publicly traded stock company. If such a plan is developed and adopted by the Board, it would be subject to the approval of the New York Insurance Department and other regulators and submitted to policyholders for approval. The plan would go into effect only after all of these requirements had been met. There is no assurance that any such plan will be adopted, and if adopted, there is no guarantee as to the amount or nature of consideration to eligible policyholders.

    On June 21, 1982, we established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Account or of Phoenix.

    On July 1, 1992, the Account's domicile was transferred to New York. Under New York law, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses from any other business or activity of Phoenix. The assets of the Account may not be used to pay liabilities arising out of any other business that we may conduct. Obligations under the contracts are obligations of Phoenix.

    Contributions to the GIA are not invested in the Account; rather, they become part of the general account of Phoenix (the "General Account"). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the GIA, see Appendix B.


INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: the investment objective of the series is to seek a high total return consistent with reasonable risk. The series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: the series seeks long-term capital appreciation. The series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    PHOENIX-BANKERS TRUST DOW 30 SERIES: the series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

     PHOENIX-BANKERS TRUST NASDAQ-100 INDEX(R) SERIES: this non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) ("Index") before fund expenses. The series is "passively" managed (it invests in the same companies in the same proportions as the Index). The series may invest in equity equivalents in an attempt to improve cash flow and reduce transaction costs, while replicating investments in the Index.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: the investment objective of the series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: the investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Capital Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: the investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities that offer the best potential for long-term growth of capital. At least 75% of the series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

     PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: the series seeks to achieve its objective of long-term growth of capital by normally investing at least 65% of assets in equities of "small-cap" and "mid-cap" companies (market capitalization under $1.5 billion). Expected emphasis will be on investments in common stocks of U.S. corporations that have rapidly growing earnings per share. Stocks are generally sold when characteristics such as growth rate, competitive advantage, or price, render the stock unattractive. The advisor may change the asset allocation or temporarily take up a defensive investment strategy depending on market conditions.

    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES seeks to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.

    PHOENIX-GOODWIN MONEY MARKET SERIES: the investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: the investment objective of the series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: the primary investment objective of the series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: the investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    PHOENIX-JANUS EQUITY INCOME SERIES: the investment objective of the series is to seek current income and long-term growth of capital.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: the investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: the investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: the investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

    PHOENIX-OAKHURST BALANCED SERIES: the investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Oakhurst Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: the investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: the investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Oakhurst Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the investment advisor's appraisal of investments most likely to achieve the highest total return.

    PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES seeks long-term capital appreciation through investing in foreign and domestic equity securities. The advisor uses a value-oriented approach with a focus on non-U.S. companies in developed countries in Europe and the Far East, Australia and Canada. The advisor may invest a portion of the series' assets in developing market companies.

    PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: the primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Sanford Bernstein Mid-Cap Value Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase, which are believed to offer the possibility of increase in value.

    PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES seeks long-term capital appreciation by investing primarily in small-capitalization stocks the advisor believes are undervalued.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

    PHOENIX-SENECA STRATEGIC THEME SERIES: the investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Seneca Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.

 THE ALGER AMERICAN FUND
    The following subaccount invests in the corresponding portfolio of The Alger American Fund:

    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation. It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. Under normal circumstances, the portfolio invests in the equity securities of companies of any size, which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
    The following subaccount invests in a corresponding fund of Deutsche Asset Management VIT Funds:

    EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East. The fund invests in a statistically selected sample of the securities found in the EAFE(R) Index.

FEDERATED INSURANCE SERIES

    The following subaccounts invest in a corresponding fund of the Federated Insurance Series:


    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
    The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

    VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation. Principal investment strategies include:

o   Normally investing primarily in common stocks.
o Investing in securities of companies whose value it believes is not fully recognized by the public.
o   Investing in domestic and foreign issuers.
o   Investing in either "growth" stocks or "value" stocks or both.
o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

    VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth. Principal investment strategies include:

o   Normally investing primarily in common stocks.
o Potentially investing in other types of securities, including bonds which may be lower-quality debt securities.
o   Investing in domestic and foreign issuers.
o   Investing in either "growth" stocks or "value" stocks or both.
o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

    VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation. Principal investment strategies include:

o   Normally investing primarily in common stocks.
o   Investing in companies that it believes have above-average growth potential.
o   Investing in securities of domestic and foreign issuers.
o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    The following subaccounts invest in Class 2 shares of the corresponding fund of the Franklin Templeton Variable Insurance Products Trust:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective. The Mutual Shares Securities Fund invests primarily in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. The Templeton Asset Strategy Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. The Templeton Developing Markets Securities Fund invests primarily in emerging market equity securities.

    TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton International Securities Fund invests primarily in stocks of companies located outside the United States, including emerging markets.

    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton Growth Securities Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

    The following subaccount invests in the corresponding portfolio of The Universal Institutional Funds, Inc.:


    TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.

WANGER ADVISORS TRUST
    The following subaccounts invest in corresponding series of the Wanger Advisors Trust:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth. The Wanger Foreign Forty invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger International Small Cap invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth. The Wanger Twenty invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger U.S. Small Cap invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the fund(s) or (4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS
    The following are the investment advisors and subadvisors for the variable investment options:
--------------------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
--------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Engemann Capital Growth
Phoenix-Engemann Nifty Fifty
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Oakhurst Balanced
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PIC SUBADVISORS
--------------------------------------------------------------------------------
Phoenix-Aberdeen International Advisors, LLC ("PAIA")
    o  Phoenix-Aberdeen International
Roger Engemann & Associates, Inc. ("Engemann")
    o  Phoenix-Engemann Capital Growth
    o  Phoenix-Engemann Nifty Fifty
    o  Phoenix-Engemann Small & Mid-Cap Growth
Seneca Capital Management, LLC  ("Seneca")
    o  Phoenix-Seneca Mid-Cap Growth
    o  Phoenix-Seneca Strategic Theme
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
--------------------------------------------------------------------------------

Phoenix-Bankers Trust Dow 30
Phoenix-Bankers Trust Nasdaq-100 Index(R)
Phoenix-Federated U.S. Government Bond
Phoenix-J.P. Morgan Research Enhanced Index
Phoenix-Janus Equity Income
Phoenix-Janus Flexible Income
Phoenix-Janus Growth
Phoenix-Morgan Stanley Focus Equity
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Oakhurst Strategic Allocation

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PVA SUBADVISORS
--------------------------------------------------------------------------------
Bankers Trust Company
    o  Phoenix-Bankers Trust Dow 30
    o  Phoenix-Bankers Trust Nasdaq-100 Index(R)
Federated Investment Management Company
    o  Phoenix-Federated U.S. Government Bond
J.P. Morgan Investment Management, Inc.
    o  Phoenix-J.P. Morgan Research Enhanced Index
Janus Capital Corporation
    o  Phoenix-Janus Equity Income
    o  Phoenix-Janus Flexible Income
    o  Phoenix-Janus Growth
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PVA SUBADVISORS (CONTINUED)
--------------------------------------------------------------------------------

Morgan Stanley Asset Management
    o  Phoenix-Morgan Stanley Focus Equity
Alliance Capital Management L.P.
    o  Phoenix-Sanford Bernstein Global Value
    o  Phoenix-Sanford Bernstein Mid-Cap Value
    o  Phoenix-Sanford Bernstein Small-Cap Value

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
--------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
("PAIA")
--------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia
--------------------------------------------------------------------------------

    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM, Engemann and Seneca are indirect less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly owned subsidiary of PM Holdings, Inc.

--------------------------------------------------------------------------------
OTHER ADVISORS
--------------------------------------------------------------------------------
Fred Alger Management, Inc.
    o  Alger American Leveraged AllCap Portfolio
Bankers Trust Company
    o  EAFE(R) Equity Index Fund
Federated Investment Management Company
    o  Federated Fund for U.S. Government Securities II
    o  Federated High Income Bond Fund II
Fidelity Management and Research Company
    o  VIP Contrafund(R) Portfolio
    o  VIP Growth Opportunities Portfolio
    o  VIP Growth Portfolio
Franklin Mutual Advisers, LLC
    o  Mutual Shares Securities Fund
Morgan Stanley Asset Management
    o  Technology Portfolio
Templeton Asset Management, Ltd.
    o  Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
    o  Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
    o  Templeton Asset Strategy Fund
    o  Templeton International Securities Fund
Wanger Asset Management, L.P.
    o  Wanger Foreign Forty
    o  Wanger International Small Cap
    o  Wanger Twenty
    o  Wanger U.S. Small Cap
--------------------------------------------------------------------------------

SERVICES OF THE ADVISORS

    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.


PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------
           Generally, we require minimum initial payments of:

[diamond]  Non-qualified plans--$20,000

[diamond]  Individual Retirement Annuity (Rollover IRAs only)--$20,000

[diamond]  Bank draft program--$500
           o You may authorize your bank to draw $500 or more from your personal checking account monthly to purchase units in any available subaccount, or for deposit in the GIA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial payment is $500. This payment must accompany the application (if any). Each subsequent payment under a contract must be at least $500.

[diamond]  Qualified plans--$20,000 annually
           o If contracts are purchased in connection with tax-qualified or employer-sponsored plans, a minimum annual payment of $20,000 is required.

    Generally, a contract may not be purchased for a proposed annuitant who is 86 years of age or older. Total payments in excess of $1,000,000 cannot be made without our permission. While the annuitant is living and the contract is in force, payments may be made anytime before the maturity date of a contract.


    Payments received under the contracts will be allocated in any combination to any subaccount or GIA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Initial payments may, under certain circumstances, be allocated to the Phoenix-Goodwin Money Market Subaccount. See "Free Look Period." Changes in the allocation of payments will be effective as of receipt by VPMO of written notice of election in a form satisfactory to us and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.


    In certain circumstances we may reduce the initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1)    the make-up and size of the prospective group; or

(2)    the method and frequency of premium payments; and

(3) the amount of compensation to be paid to Registered Representatives on each premium payment.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.


DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------
DAILY DEDUCTIONS FROM THE SEPARATE ACCOUNT

PREMIUM TAX

    Whether or not a premium tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, our status within those states and the insurance tax laws of those states. Premium Taxes on contracts currently range from 0% to 3.5%. We will pay any premium tax due and will reimburse ourselves only upon the earlier of either full or partial surrender of the contract, the maturity date or payment of death proceeds. For a list of states and premium taxes, see Appendix C.


MORTALITY AND EXPENSE RISK FEE
    We make a daily deduction from each subaccount for the mortality and expense risk charge. The fee is based on an annual rate of 1.275% and is taken against the net assets of the subaccounts.

    Although you bear the investment risk of the series in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

    In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives according to the annuity tables and other provisions of the contract.

    No mortality and expense risk charge is deducted from the GIA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us. Any such profit may be used, as part of our General Account assets, to meet sales expenses, if any.

    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

ADMINISTRATIVE FEE

    We make a daily deduction from the Account value to cover the costs of administration. This fee is based, on an annual rate of .125% and is taken against the net assets of the subaccounts. It compensates Phoenix for administrative expenses that exceed revenues from the Administrative Charge described below. (This fee is not deducted from the GIA.)


ADMINISTRATIVE CHARGE
    We deduct an administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.


    The maximum administrative maintenance charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the subaccounts or GIA in which you have an interest. Any portion of the administrative charge from the GIA cannot exceed $30. If you fully surrender your contract, the full administrative fee, if applicable, will be deducted at the time of withdrawal. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect payment options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.


REDUCED CHARGES, CREDITS AND BONUS GUARANTEED INTEREST RATES
    We may reduce or eliminate the mortality and expense risk fee and annual administrative charge, credit additional amounts or grant bonus Guaranteed Interest Rates when sales of the contracts are made to certain individuals or groups of individuals that result in savings of sales expenses. We will consider the following characteristics:

(1) the size and type of the group of individuals to whom the contract is offered;

(2) the amount of anticipated premium payments;


(3) whether there is a preexisting relationship with us such as being an employee of the Company or our affiliates and their spouses; or to employees or agents who retire from the Company or our affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and


(4) internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

    Any reduction or elimination of surrender or administrative charge will not be unfairly discriminatory against any person. We will make any reduction according to our own rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time.

OTHER CHARGES
    As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the accompanying fund prospectuses.


THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------
    The accumulation period is that time before annuity payments begin during which your payments into the contract remain invested.

ACCUMULATION UNITS

    Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by VPMO, your payment will be applied within two days of the completion of the application. If VPMO does not accept the application within five business days or if an order form is not completed within five business days of receipt by VPMO, then your payment will be immediately returned unless you request us to hold it while the application is completed. Additional payments allocated to the GIA are deposited on the date of receipt of payment at VPMO. Additional payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such units next determined after the receipt of the payment at VPMO. The number of accumulation units of a subaccount purchased with a specific payment will be determined by dividing the payment by the value of an accumulation unit in that subaccount next determined after receipt of the payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.


ACCUMULATION UNIT VALUES
    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.

TRANSFERS
    You may at anytime prior to the maturity date of your contract, elect to transfer all or any part of the contract value among one or more subaccounts and the GIA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by VPMO of written notice of election in a form satisfactory to us. A transfer among subaccounts and GIA does not automatically change the payment allocation schedule of your contract.

    You may request transfers and changes in payment allocations among available subaccounts and GIA by writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027.


    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, you may make only one transfer per contract year from the GIA. Non-systematic transfers from the GIA will be made on the date of receipt by VPMO except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer.

    Because excessive trading can hurt fund performance and harm all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm.


    Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of $10 per transfer after the first two transfers in each contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. However, you will be permitted at least six transfers during each contract year. If the Temporary Money Market Allocation Amendment is in effect, no transfers may be made until the end of the free look period. See "Free Look Period." There are additional restrictions on transfers from the GIA as described above and in Appendix B.

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.

    Currently, contracts in the annuity period are not able to make transfers between subaccounts.


OPTIONAL PROGRAMS AND BENEFITS

DOLLAR COST AVERAGING PROGRAM
    You also may elect to transfer funds automatically among the subaccounts or GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA.


    Upon completion of the Dollar Cost Averaging Program, you must notify VPMO in writing to start another Dollar Cost Averaging Program.


    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day. Transfers under this program do not count against any limits on transfers that might otherwise be applicable.

    The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or while the Asset Rebalancing Program is in effect.

    The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participation in this program.

ASSET REBALANCING PROGRAM
    Under the Asset Rebalancing Program, we transfer funds among the subaccounts to maintain the percentage allocation you have selected among these subaccounts. At your election, we will make these transfers on a monthly, quarterly, semiannual or annual basis. Transfers under this program do not count against any limits on transfers that might otherwise be applicable.

    Asset Rebalancing does not permit transfers to or from the GIA.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participation in this program.

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS

    If the annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under annuity options K or L. Prior to the maturity date, you may withdraw the contract value in either a lump sum or by multiple scheduled or unscheduled partial withdrawals. A signed written request for withdrawal must be sent to VPMO. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes." The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by VPMO of a written notice in a form satisfactory to us. accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. contract values in the GIA will also be withdrawn on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Miscellaneous Provisions--Deferment of Payment." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans; Tax Sheltered Annuities."


    Any request for a withdrawal from, or complete surrender of, a contract should be mailed to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027.

LAPSE OF CONTRACT
    The contract will terminate and lapse without value, if on any valuation date:

[diamond]   the contract value is zero; or


[diamond]   the annual administrative charge or premium tax reimbursement due on either a full or partial surrender is greater than or equal to the contract value (unless any contract value has been applied under one of the variable payment options).


    Phoenix will notify you in writing that the contract has lapsed.


PAYMENT UPON DEATH BEFORE MATURITY DATE

WHO RECEIVES PAYMENT
[diamond]   DEATH OF AN OWNER/ANNUITANT
            If the owner/annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the annuitant's beneficiary.

[diamond]   DEATH OF AN ANNUITANT WHO IS NOT THE OWNER
            If the owner and the annuitant are not the same and the annuitant dies prior to the maturity date, the contingent annuitant becomes the annuitant. If there is no contingent annuitant, the death benefit will be paid to the annuitant's beneficiary.

[diamond]   SPOUSAL BENEFICIARY CONTRACT CONTINUANCE
            If the spousal beneficiary continues the contract at the death of the an owner/annuitant or owner who is not also the annuitant, the spousal beneficiary becomes the annuitant. The benefit option in effect at the death of an owner/annuitant or an owner will also apply to the spousal beneficiary.

[diamond]   CONTINGENT ANNUITANT CONTRACT CONTINUANCE
            Upon the death of the annuitant who is not the owner provided a contingent annuitant was named prior to the death of the annuitant the contract will continue with the contingent annuitant becoming the annuitant. The benefit option in effect at the death of the annuitant will also apply to the contingent annuitant.

[diamond]   QUALIFIED CONTRACTS
            Under Qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract.

            Death benefit payments must satisfy distribution rules (See "Qualified Plans" for a detailed discussion).

[diamond]   OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON
            If the owner is not an individual, the death of the annuitant is treated as the death of the owner.

PAYMENT AMOUNT

[diamond]   DEATH OF AN OWNER WHO IS THE ANNUITANT
            Upon the death of the annuitant or owner/annuitant who has not yet reached age 80. The amount of death benefit payable is equal to the greater of:


            - 100% of payments, less adjusted partial withdrawals; or - the contract value on the claim date; and

            - the annual step-up amount on the claim date.

            After the annuitant's 80th birthday, the death benefit (less any deferred premium tax) equals the contract value on the Claim Date.

[diamond]   DEATH OF AN OWNER WHO IS NOT THE ANNUITANT
            Upon the death of an owner who is not the annuitant, the death proceeds will be paid to the owner's beneficiary. The amount of death benefit payable is equal to the greater of:

            - 100% of payments, less withdrawals; and
            - the contract value on the Claim Date.

    Depending upon state law, the payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due. See "Premium Tax." See also "Distribution at Death" under "Federal Income Taxes."


THE ANNUITY PERIOD
--------------------------------------------------------------------------------
    The annuity period is that period of time beginning after the end of the accumulation period and during which payments to you are made.

VARIABLE ACCUMULATION ANNUITY CONTRACTS

    Annuity payments will begin on the contract's maturity date if the annuitant is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a Fixed Payment Annuity is elected. Each contract will provide, at the time of its issuance, for a Variable Payment Life Annuity with 10-Year Period Certain (Option I) unless a different annuity option is elected by you. See "Annuity Payment Options." A Variable Payment Life Annuity with 10-Year Period Certain provides monthly payments for the life of the annuitant with 120 payments guaranteed. Should the annuitant die before 120 payments have been made, the remaining guaranteed payments are made to the annuitant's beneficiary. Payment amounts depend upon the performance of the investment options selected as of the maturity date. We do not guarantee a minimum payment.


    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Each contract specifies a provisional maturity date at the time of its issuance and is elected by you in the application. You may subsequently elect a different maturity date. The maturity date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant's 95th birthday unless the contract is issued in connection with certain qualified plans. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA.

    The maturity date election must be made by written notice and must be received by VPMO 30 days before the provisional maturity date. If a maturity date, which is different from the provisional maturity date, is not elected by you, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. See "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

ANNUITY PAYMENT OPTIONS
    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Payment Life Expectancy Annuity (Option L) as described below. Upon the death of the annuitant and joint annuitant if any, the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.


    With the exception of the Fixed Payment Options and Option L--Variable Payment Life Expectancy Annuity, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we will apply the higher rate. The payment rate differs according to the payment option selected and the age of the annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial payment will be calculated based on an assumed interest rate of 4 1/2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed interest rate. The assumed interest rate and the calculation of variable income payments for 10-year period certain variable payment life annuity and for Options J and K described below are described in more detail in the contract and in the SAI.

    Instead of the Variable Payment Life Annuity with 10-Year Period Certain (see "Option I" below), you may, by written request received by VPMO on or before the maturity date, elect any of the other annuity payment options described below.


    The level of annuity payments payable under the following options is based upon the option selected. In addition, such factors as the age at which payments begin, the form of annuity, annuity payment rates, assumed interest rate (for variable payment annuities) and the frequency of payments will effect the level of annuity payments. The assumed interest rate is 4.5% per year. We use this rate to determine the first payment under Variable Payment Annuity Options I, J, K, M and N.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

    The following are descriptions of the annuity options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact VPMO well in advance of the date you wish to elect an option to obtain estimates of payments under each option.

OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Provides a monthly income for the life of the annuitant. In the event of death of the annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

OPTION B--NON-REFUND LIFE ANNUITY
    Provides a monthly income for the lifetime of the annuitant. No income is payable after the death of the annuitant.

OPTION C--DISCONTINUED

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY
    Provides a monthly income for the lifetimes of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity option is chosen. No income is payable after the death of the surviving annuitant.

    Under Option D, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION E--INSTALLMENT REFUND LIFE ANNUITY
    Provides a monthly income for the life of the annuitant. In the event of the annuitant's death, the annuity income will continue to the annuitant's beneficiary until the amount applied to purchase the annuity has been distributed.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR
PERIOD CERTAIN
    Provides a monthly income for the lifetime of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.

    Under Option F, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION G--PAYMENTS FOR SPECIFIED PERIOD
    Provides equal income installments for a specified period of years whether the annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT
    Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the annuitant dies prior to the end of the elected period certain, annuity payments will continue to the annuitant's beneficiary until the end of the elected period certain.

OPTION I--VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR
PERIOD CERTAIN

    Unless another annuity option has been elected, this option will automatically apply to any contract proceeds payable on the maturity date. It provides a variable payout monthly annuity to the annuitant for life. In the event of the death of the annuitant during the first 10 years after payout commences, the annuity payments are made to the annuitant's beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested.


OPTION J--JOINT SURVIVOR VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN
    Provides a variable payout monthly annuity while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.

OPTION K--VARIABLE PAYMENT ANNUITY FOR A SPECIFIED PERIOD
    Provides variable payout monthly income installments for a specified period of time, whether the annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value.

OPTION L--VARIABLE PAYMENT LIFE EXPECTANCY ANNUITY
    Provides a variable payout monthly income payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

OPTION M--UNIT REFUND VARIABLE PAYMENT LIFE ANNUITY
    Provides variable monthly payments as long as the annuitant lives. If the annuitant dies, the annuitant's beneficiary will receive the value of the remaining annuity units in a lump sum.

OPTION N--VARIABLE PAYMENT NON-REFUND LIFE ANNUITY
    Provides a variable monthly income for the life of the annuitant. No income or payment to a beneficiary is paid after the death of the annuitant.

OTHER OPTIONS AND RATES
    We may offer other annuity options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the annuity options above.

OTHER CONDITIONS
    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    If the initial monthly annuity payment under an annuity option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Currently, transfers between subaccounts are not available for amounts allocated to any of the variable payment annuity options.

PAYMENT UPON DEATH AFTER MATURITY DATE
    If an owner who also is the annuitant dies on or after the maturity date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant's beneficiary any annuity payments due during any applicable period certain under the annuity option in effect on the annuitant's death. If the annuitant who is not the owner dies on or after the maturity date, we will pay any remaining annuity payments to the annuitant's beneficiary according to the payment option in effect at the time of the annuitant's death. If an owner who is not the annuitant dies on or after the maturity date, we will pay any remaining annuity payments to the owner's beneficiary according to the payment option in effect at the time of the owner's death.


VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------
VALUATION DATE
    A valuation date is every day the NYSE is open for trading. The NYSE is scheduled to be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the NYSE reserves the right to change this schedule as conditions warrant. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE
    The value of one accumulation unit was set at $1.0000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.

NET INVESTMENT FACTOR
    The net investment factor for any valuation period is equal to 1.000000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.


MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------
ASSIGNMENT
    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract without the consent of the beneficiary. A written notice of such assignment must be filed with VPMO before it will be honored.

    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See "Surrenders or Withdrawals Prior to the Contract Maturity Date."

    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

DEFERMENT OF PAYMENT
    Payment of the contract value in a single sum upon a withdrawal from, or complete surrender of, a contract will ordinarily be made within seven days after receipt of the written request by VPMO. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the fund is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

FREE LOOK PERIOD
    We may mail the contract to you or we may deliver it to you in person. You may surrender a contract for any reason within 10 days after you receive it and receive in cash the adjusted value of your initial payment. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial payment has been allocated to the GIA, we also will refund any earned interest. If applicable state law requires, we will return the full amount of any payments we received.


    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. In states that require return of premium during the Free Look Period, we will allocate those portions of your initial payment designated for the subaccounts to the Phoenix-Goodwin Money Market Subaccount. At the expiration of the Free Look Period, the value of the accumulation units held in the Phoenix-Goodwin Money Market Subaccount will be allocated among the available subaccounts in accordance with your application allocation instructions.


AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES
    Although infrequent, it is possible that in the judgment of our management, one or more of the series of the funds may become unsuitable for investment by contract owners because of a change in investment policy, or a change in the tax laws, or because the shares are no longer available for investment or because of poor performance. In that event, we may seek to substitute or merge the shares of another series or the shares of an entirely different fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.

OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES
--------------------------------------------------------------------------------
INTRODUCTION
    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("qualified plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion can only make you aware of the issues. Each person concerned should consult a competent tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other income tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the income tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the accompanying prospectuses for the funds.

INCOME TAX STATUS
    We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from Phoenix and its operations form a part of Phoenix, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS
    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT
MATURITY DATE
    Code Section 72 provides that a total or partial surrender from a contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of payments (premiums paid) by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. However, under certain types of qualified plans there may be no investment in the contract within the meaning of Code Section 72, so that the total amount of all payments received will be taxable. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received on account of a total or partial surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial surrender of a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT
MATURITY DATE
    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a contract may qualify for "lump sum distribution" treatment under qualified plans. See your tax advisor if you think you may qualify for "lump sum distribution" treatment. The 5-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.

    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities starting after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies VPMO of that election.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS
    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to qualified plans. See "Penalty Tax on Surrenders and Withdrawals from Qualified Contracts."


ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES
    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under qualified plans. However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax advisor.

    If the annuitant, who is not the contract owner, dies before the maturity date and there is no contingent annuitant, the annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.

    If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the death of the first of the contract owners.

    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the annuity option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

TRANSFER OF ANNUITY CONTRACTS
    Transfers of non-qualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS
    If the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan, and nor if the annuity contract is an immediate annuity.

SECTION 1035 EXCHANGES
    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract, will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisors.

MULTIPLE CONTRACTS
    Code Section 72(e)(11)(A)(ii) provides that for contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

    The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax advisor before purchasing more than one contract or other annuity contracts.


DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS
    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter that the series' assets be invested in no more than:

[diamond]   55% in any 1 investment

[diamond]   70% in any 2 investments

[diamond]   80% in any 3 investments

[diamond]   90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

    The Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

    We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS
    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the qualified plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all investments of the Phoenix qualified plan contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for non-qualified contracts as well as qualified plan contracts.

QUALIFIED PLANS
    The contracts may be used with several types of qualified plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans will be treated, for purposes of this discussion, as qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. Participants under such qualified plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, Phoenix will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected payment option may not be enforceable.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by Phoenix in connection with certain qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing qualified plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

TAX SHELTERED ANNUITIES ("TSAS")
    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or
(b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. If the program permits loans, a loan from the participant's contract value may be requested. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value; and (b) 50% of the contract value. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greater of $1,000 and 25% of the contract value in the GIA may be borrowed at any one time.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Separate Account or the GIA in accordance with the participant's most recent premium allocation on file with Us.

    If a loan repayment is not received by us before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution-interest will continue to accrue until such time as an actual distribution occurs under the contract.

KEOGH PLANS
    The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

INDIVIDUAL RETIREMENT ACCOUNTS
    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS
    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of contracts to provide benefits thereunder.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the contracts purchased in connection with these Plans. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS
    In the case of a withdrawal under a qualified plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner. This exception will no longer apply after the contract owner has been reemployed for at least 60 days. The exceptions stated in items (d) and
(f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE
    The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax advisor, with regard to the suitability of the contract as an investment vehicle for the qualified plan.


SALES OF VARIABLE ACCUMULATION CONTRACTS
--------------------------------------------------------------------------------

    The principal underwriter of the contracts is PEPCO. Contracts may be purchased through registered representatives of W.S. Griffith & Company, Inc. ("WSG") who are licensed to sell Phoenix annuity contracts. WSG is an indirect wholly-owned subsidiary of Phoenix. PEPCO is an indirect, majority owned subsidiary of Phoenix. Contracts also may be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO and terms of agreement provided by Phoenix.


    In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal to up to 7.25% of the payments made under the contract. PEPCO pays any qualified distribution organization an amount which may not exceed 7.25% of the payments under the contract. Any such amount paid with respect to contracts sold through other broker-dealers will be paid by us to or through PEPCO. The amounts paid are not deducted from the payments.

    Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting securities, banking regulators have not indicated that such institutions are prohibited from purchasing variable annuity contracts upon the order and for the account of their customers.


STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.


    State regulation of Phoenix includes certain limitations on the investments which may be made for our General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.



REPORTS
--------------------------------------------------------------------------------
    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.



VOTING RIGHTS
--------------------------------------------------------------------------------
    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such has the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the Investment Company Act of 1940 ("1940 Act") to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, it may elect to do so.


    Matters on which owners may give voting instructions may include the following: (1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.


    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with proper forms and proxies to enable them to give these instructions.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel, Phoenix Home Life Mutual Insurance Company, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.



SAI
--------------------------------------------------------------------------------
    The SAI contains more specific information and financial statements relating to the Account and Phoenix. The Table of Contents of the SAI is set forth below:

    Underwriter
    Calculation of Yield and Return
    Calculation of Annuity Payments
    Experts
    Financial Statements

    Contract owner inquiries and requests for a SAI should be directed, in writing, to Phoenix Variable Products Mail Operations at P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling VAO at 800/541-0171.

APPENDIX A
PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    From time to time, the Account may include the performance history of any or all subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any subaccount. For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

    When a subaccount advertises its total return, it usually will be calculated for one year, five years and ten years or since inception if the subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges except for premium taxes (which vary by state) at the beginning of the relevant period.

    For those subaccounts within the Account that have not been available for one of the quoted periods, the standardized average annual total return quotations may show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999(1,2)
-----------------------------------------------------------------------------------------------------------------------
                      SUBACCOUNT                       INCEPTION DATE  1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------

  Phoenix-Aberdeen International Series                   05/01/90     27.60%     17.53%     N/A           11.24%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                        09/17/96     48.78%      N/A       N/A           -2.09%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Bankers Trust Dow 30 Series                     12/20/99      N/A        N/A       N/A            3.14%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Bankers Trust Nasdaq-100 Index(R) Series        08/15/00      N/A        N/A       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series     05/01/95      3.21%      N/A       N/A            8.76%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series                  12/31/82     27.77%     22.83%    17.87%         18.15%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Nifty Fifty Series                     03/02/98     30.22%      N/A       N/A           30.40%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series          08/15/00      N/A        N/A       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond Series           12/20/99      N/A        N/A       N/A           -0.07%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                     10/08/82      3.25%      3.60%     3.47%          4.77%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series        12/31/82      3.88%      7.68%     7.40%          8.22%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                   03/02/98     22.49%      N/A       N/A           17.45%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series      07/14/97     17.06%      N/A       N/A           21.00%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Equity Income Series                      12/20/99      N/A        N/A       N/A            4.21%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                    12/20/99      N/A        N/A       N/A           -0.06%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                             12/20/99      N/A        N/A       N/A            4.24%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Morgan Stanley Focus Equity Series              12/20/99      N/A        N/A       N/A            4.66%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Balanced Series                        05/01/92      9.91%     14.69%     N/A           10.96%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                 03/02/98     15.27%      N/A       N/A           18.93%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series            09/17/84      9.60%     14.21%    11.59%         11.96%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series           11/20/00      N/A        N/A       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series          03/02/98    -11.65%      N/A       N/A          -12.99%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap Value Series        11/20/00      N/A        N/A       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                    03/02/98     43.51%      N/A       N/A           34.80%
-----------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                   01/29/96     52.74%      N/A       N/A           29.36%
-----------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio               06/05/00      N/A        N/A       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  EAFE(R) Equity Index Fund                               07/15/99      N/A        N/A       N/A           17.46%
-----------------------------------------------------------------------------------------------------------------------
  Federated Fund for U.S. Government Securities II        07/15/99      N/A        N/A       N/A           -0.55%
-----------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                      07/15/99      N/A        N/A       N/A           -2.16%
-----------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                             06/05/00      N/A        N/A       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                      06/05/00      N/A        N/A       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                    06/05/00      N/A        N/A       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund -- Class 2(2)             05/01/00      N/A        N/A       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  Templeton Asset Strategy Fund -- Class 2(2)             11/28/88     20.74%     15.09%    11.16%         11.18%
-----------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund --         09/27/96     51.06%      N/A       N/A           -5.66%
  Class 2(2)
-----------------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund -- Class 2(2)          05/01/00      N/A        N/A       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  Templeton International Securities Fund -- Class 2(2)   05/11/92    21.42%      15.19%     N/A           13.51%
-----------------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                    12/20/99      N/A        N/A       N/A            7.42%
-----------------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                    02/01/99      N/A        N/A       N/A           81.64%
-----------------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                          05/01/95    123.26%      N/A       N/A           36.80%
-----------------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                           02/01/99      N/A        N/A       N/A           32.63%
-----------------------------------------------------------------------------------------------------------------------
  Wanger U.S. Small Cap                                   05/01/95    23.23%       N/A       N/A           24.82%
-----------------------------------------------------------------------------------------------------------------------


  (1) The average annual total return is the annual compound return that results from holding an initial investment of $1,000 for the time period indicated. Returns are net of investment management fees, daily and annual administrative fees, and mortality and expense risk charges. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.
  (2) Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.
  (3) Returns reflect the effect of any applicable management fee waivers and reimbursements, which may increase total return.

                                                       ANNUAL TOTAL RETURN(1,3)
-----------------------------------------------------------------------------------------------------------------------------------
                 SUBACCOUNT                   1990     1991     1992     1993     1994     1995     1996     1997     1998    1999
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series               18.07%   -14.04%  36.55%   -1.34%   8.08%    17.01%   10.49%   26.16%  27.72%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                                                                         -33.35%   -5.78%  48.90%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Bankers Trust Dow 30 Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Bankers Trust Nasdaq-100
  Index(R) Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate                                                                31.26%   20.37%  -22.31%   3.33%
  Securities Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series       2.60%  40.79%     8.77%  18.05%    0.06%  29.08%    11.02%   19.41%   28.21%  27.89%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Nifty Fifty Series                                                                                        30.34%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth
  Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond
  Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series          6.72%   4.51%     2.14%   1.45%    2.40%   4.23%     3.56%    3.72%    3.64%   3.37%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income    3.76%  17.94%     8.55%  14.31%   -6.78%  21.83%    10.85%    9.55%   -5.48%   3.99%
  Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                                                                                      22.61%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced                                                                              29.86%  17.18%
  Index Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Equity Income Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Morgan Stanley Focus Equity Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Balanced Series                                       7.10%   -4.19%  21.64%     9.02%   16.31%   17.37%  10.03%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                                                                                    15.39%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation        4.29%  27.54%     9.12%   9.47%   -2.81%  16.60%     7.53%   19.07%   19.12%   9.72%
  Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value
  Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value                                                                                   -11.54%
  Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap Value
  Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                                                                                       43.63%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                                                                     15.56%   42.70%  52.86%
-----------------------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio                                                        10.47%   18.02%   55.64%  75.59%
-----------------------------------------------------------------------------------------------------------------------------------
  EAFE(R) Equity Index Fund                                                                                          19.92%  25.86%
-----------------------------------------------------------------------------------------------------------------------------------
  Federated Fund for U.S. Government                                                      7.26%     2.75%    7.07%    6.16%  -1.98%
  Securities II
-----------------------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                                                     18.71%    12.71%   12.25%    1.27%   0.89%
-----------------------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                                                                                        28.13%  22.42%
-----------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                                                                                 22.78%   2.73%
-----------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                                                                               37.44%  35.38%
-----------------------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund -- Class 2(2)                                                               17.67%    0.01%  13.80%
-----------------------------------------------------------------------------------------------------------------------------------
  Templeton Asset Strategy Fund -- Class 2(2)   -9.49%  25.66%    6.33%  24.12%  -4.57%  20.57%  16.93%   13.69%      4.63%  20.85%
-----------------------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities                                                                -30.37%    -22.15%  51.18%
  Fund -- Class 2(2)
-----------------------------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund -- Class 2(2)                                         10.88%  19.28%   11.64%      7.19%  19.16%
-----------------------------------------------------------------------------------------------------------------------------------
  Templeton International Securities Fund --                             44.97%  -3.85%  13.88%  22.03%   12.08%      7.53%  21.54%
  Class 2(2)
-----------------------------------------------------------------------------------------------------------------------------------
  Technology Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                                                                 30.19%   -2.83%     14.72% 123.38%
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger Twenty
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger U.S. Small Cap                                                                          44.59%   27.64%      7.18%  23.34%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Rates are net of the investment management fee, daily administrative fees, and mortality and expense risk charges of the subaccounts. Percent change doesn't include the effect of the surrender charges or the annual administrative fees.
(2) Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.
(3) Returns reflect the effect of any applicable management fee waivers and reimbursements, which may increase total return.


THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

    Current yield for the Phoenix-Goodwin Money Market Subaccount is based upon the income earned by the subaccount over a 7-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in subaccount units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Account level excluding the annual administrative fee.

    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical contract owner's account having a balance of exactly 1 unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the subaccount during this 7-day period will be the change in the value of the hypothetical contract owner's account's original unit. The following is an example of how these yield quotations are calculated:

           Example:
          Value of hypothetical pre-existing account with
             exactly one unit at the
             beginning of the period:......................        $1.000000
          Value of the same account (excluding capital
             changes) at the end of the 7-day period:......         1.000732
          Calculation:
             Ending account value..........................         1.000732
             Less beginning account value..................         1.000000
             Net change in account value...................         0.000732
          Base period return:
             (net change/beginning account value)..........         0.000732
          Current yield = return x (365/7) =...............            3.81%
          Effective yield = [(1 + return)(365/7)] -1 =.....            3.89%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

    A subaccount's performance may be compared to that of the Consumer Price Index or various unmanaged equity or bond indices such as the Dow Jones Industrial Average(SM), the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), and the Europe Australia Far East Index, and also may be compared to the performance of the other variable annuity accounts as reported by services such as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") and Morningstar, Inc. or in other various publications. Lipper and CDA are widely recognized independent rating/ranking services. A subaccount's performance also may be compared to that of other investment or savings vehicles.

    Advertisements, sales literature and other communications may contain information about any Series' or Advisers' current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the S&P 500, Dow Jones Industrial Average(SM), First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


    EACH FUND'S ANNUAL REPORT, AVAILABLE UPON REQUEST AND WITHOUT CHARGE, CONTAINS A DISCUSSION OF THE PERFORMANCE OF THE FUNDS AND A COMPARISON OF THAT PERFORMANCE TO A SECURITIES MARKET INDEX.

APPENDIX B
THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
    Contributions to the GIA under the contract and transfers to the GIA become part of the general account of Phoenix (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the SEC has not reviewed the disclosures in this prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Payments will be allocated to the GIA and, therefore, the General Account, as elected by the owner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.


    Fixed annuity payments made to annuitants under the contract will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We assume this "mortality risk" by virtue of annuity rates incorporated in the contract that cannot be changed. In addition, we guarantee that we will not increase charges for maintenance of the contracts regardless of actual expenses.


    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.


    The amount of investment income allocated to the contracts will vary from year to year in the sole discretion of Phoenix. However, we guarantee that we will credit interest at a rate of not less than 3% per year compounded annually, to amounts allocated to the GIA. We may credit interest at a rate in excess of these rates; however, we are not obligated to credit any interest in excess of these rates.

    On the last business day of each calendar week, we set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of 1 full year from the date of deposit. Upon expiration of the initial 1-year guarantee period (and each subsequent 1-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated to the GIA at that time. This rate will likewise remain in effect for a guarantee period of 1 full year from the date the new rate is applied.

    Excess interest, if any, will be determined by us based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit excess interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders, contract owners and shareholders.

    Excess interest, if any, will be credited on the GIA contract value. We guarantee that, at any time, the GIA contract value will not be less than the amount of payments allocated to the GIA, plus interest at the rate of 3% per year, compounded annually, plus any additional interest which we may, in our discretion, credit to the GIA, less the sum of all applicable annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered. If you surrender the contract, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."


    For 403(b) plans with loans, amounts borrowed from the GIA will be treated as transfers to the Loan Security Account and subject to the same limitations as applies to transfers from the GIA (see "Qualified Plans").

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE CONTRACT VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE DOLLAR COST AVERAGING PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL CONTRACT VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:

                  YEAR ONE: 25%         YEAR TWO: 33%             YEAR THREE: 50%       YEAR FOUR: 100%

APPENDIX C
DEDUCTIONS FOR PREMIUM TAXES
QUALIFIED AND NON-QUALIFIED ANNUITY CONTRACTS
--------------------------------------------------------------------------------


                                                               UPON              UPON
STATE                                                        PURCHASE(1)     ANNUITIZATION        NON-QUALIFIED      QUALIFIED
-----                                                        --------        -------------        -------------      ---------

California ..........................................                             X                   2.35%            0.50%

Kentucky(2)..........................................

Maine................................................                             X                   2.00

Nevada...............................................                             X                   3.50

South Dakota.........................................           X                                     1.25

West Virginia........................................                             X                   1.00             1.00

Wyoming..............................................                             X                   1.00



Commonwealth  of Puerto Rico.........................                             X                   1.00%            1.00%


NOTE: The above premium tax deduction rates are as of January 1, 2000. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above list of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges--Premium Tax."

(1) "Purchase" in this chart refers to the earlier of partial withdrawal, surrender of the contract, payment of death proceeds or Maturity Date.
(2) Effective January 1, 2000, Kentucky no longer charges Premium Tax on variable annuities.

--------------------------------------------------------------------------------

                                     PART B

                     RETIREMENT PLANNER'S EDGE FOR NEW YORK
                       STATEMENT OF ADDITIONAL INFORMATION


STATUTORY HOME OFFICE:                                    EXECUTIVE HOME OFFICE:
10 Krey Boulevard                                               One American Row
East Greenbush, New York                                   Hartford, Connecticut




                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
                 VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT

                                November 20, 2000

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated November 20, 2000. You may obtain a copy of the prospectus without charge by contacting Phoenix Home Life Mutual Insurance Company at the address below or by calling 800.541.0171.


                    PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
                                   PO Box 8027
                        Boston, Massachusetts 02266-8027




                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Underwriter...........................................................       B-2

Calculation of Yield and Return.......................................       B-2

Calculation of Annuity Payments ......................................       B-3

Experts ..............................................................       B-4

Financial Statements..................................................       B-5

UNDERWRITER
--------------------------------------------------------------------------------
    PEPCO, an affiliate of Phoenix Home Life Mutual Insurance Company ("Phoenix"), offers these contracts on a continuous basis. No contracts were sold during the fiscal years ended December 31, 1997, 1998 and 1999; therefore PEPCO was not paid and retained $0 for sales of these contracts.


CALCULATION OF YIELD AND RETURN
--------------------------------------------------------------------------------
    Yield of the Phoenix-Goodwin Money Market Subaccount. We summarize the following information in the prospectus under the heading "Performance History." We calculate the yield of the Phoenix-Goodwin Money Market Subaccount for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

    The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

    The yield/return calculations include a mortality and expense risk charge equal to 1.275% on an annual basis, and a daily administrative fee equal to 0.125% on an annual basis.

    The Phoenix-Goodwin Money Market Subaccount return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the subaccount.

    We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

Example Calculation:
    The following is an example of how return/yield calculations for the Phoenix-Goodwin Money Market Subaccount are made:

Value of hypothetical pre-existing account with
   exactly one Unit at the beginning of the period: $1.000000 Value of the same account (excluding capital
   changes) at the end of the 7-day period:......        1.000732
Calculation:
   Ending account value..........................        1.000732
   Less beginning account value..................        1.000000
   Net change in account value...................        0.000732
Base period return:
   (net change/beginning account value)..........        0.000732
Current yield = return x (365/7) =...............           3.81%
Effective yield = [(1 + return)(365/7)] -1 =.....           3.89%

    Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

    Calculation of Total Return. We summarize the following information in the prospectus under the heading, "Performance History." Total return measures the change in value of a subaccount investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

(1) We assume a hypothetical $1,000 initial investment in the subaccount;

(2) We determine the value the hypothetical initial investment would have were it redeemed at the end of each period. All recurring fees and any applicable contingent deferred sales charge are deducted. This figure is the ending redeemable value (ERV in the formula given below);

(3) We divide this value by the initial $1,000 investment, resulting in ratio of the ending redeemable value to the initial value for that period;

(4) To get the average annual total return we take the n(th) root of the ratio from step (3), where n equals the number of years in that period (e.g., 1, 5, 10), and subtract one.

The formula in mathematical terms is:

R = ((ERV / II)(1/n)) - 1

Where:

    II       =     a hypothetical initial payment of $1,000
    R        =     average annual total return for the period
    n        =     number of years in the period
    ERV      =     ending redeemable value of the hypothetical
                   $1,000 for the period [see (2) and (3) above]

    We normally calculate total return for 1-year, 5-year and 10-year periods for each subaccount. If a subaccount has not been available for at least 10 years, we will provide total returns for other relevant periods.


PERFORMANCE INFORMATION
    Advertisements, sale literature and other communications may contain information about series' or advisor's current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series' specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series' total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:

      The Dow Jones Industrial Average(SM)(1)
      First Boston High Yield Index
      Salomon Brothers Corporate Index
      Salomon Brothers Government Bond Index
      The Standard & Poor's 500 Index (S&P 500)(2)

    Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

      Lipper Analytical Services
      Morningstar, Inc.
      Thomson Financial

    A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

      Barrons
      Business Week
      Changing Times
      Forbes
      Fortune
      Consumer Reports
      Investor's Business Daily
      Financial Planning
      Financial Services Weekly
      Financial World
      Money
      The New York Times
      Personal Investor
      Registered Representative
      Stanger's Investment Adviser
      The Stanger Register
      U.S. News and World Report
      The Wall Street Journal

    A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

    The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

      The Dow Jones Industrial Average(SM)(1)
      First Boston High Yield Index
      Salomon Brothers Corporate Index
      Salomon Brothers Government Bond Index
      The S&P 500(2)


CALCULATION OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------
    See your prospectus in the section titled "The Annuity Period" for a description of the annuity options and restrictions.

    You may elect a payment option by written request as described in your prospectus. If you do not elect an option, amounts held under the contract will be applied to provide a Variable Payment Life Expectancy Annuity (Option L) on the maturity date. You may not change your election after the first annuity payment.


FIXED ANNUITY PAYMENTS
    Fixed annuity payments are determined by the total dollar value for all subaccounts' accumulation units and all amounts held in the GIA. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected. The guaranteed annuity payment rates will be no less favorable than the following:

    Under Options A, B, D, E and F rates are based on the a-49 Annuity Table(4) projected to 1985 with Projection Scale B. We use an interest rate of 3-3/8% for 5- and 10-year certain periods under Option A, for the 10-year certain period under Option F, and for Option E; an interest rate of 3-1/4% for the 20-year certain period under Options A and F; an interest rate of 3-1/2% under Options B and D. Under Options G and H the guaranteed interest rate is 3%.

    It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

VARIABLE ANNUITY PAYMENTS
    Under all variable options except Option L, the first payment is based on an assumed annual investment rate of 4-1/2%. All subsequent payments may be higher or lower depending on investment experience of the subaccounts.

    Under Options I, J, K, M and N, we determine the first payment by multiplying the amounts held under the selected option in each subaccount by the applicable payment option rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants. The first payment equals the total of such amounts determined for each subaccount. We determine future payments under these options by multiplying the contract value in each subaccount (Number of Annuity Units times the Annuity Unit Value) by the applicable payment option's rate on the payment calculation date. The payment will equal the sum of the amounts provided by each subaccount investment.

    Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value held under this option on December 31 of the previous year by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

    Under Options I, J, M and N, the applicable options rate used to determine the first payment amount will not be less than the rate based on the 1983 Table A (1983 IAM)(4) projected with Projection Scale G to the year 2040, and with continued projection thereafter, and on the assumed investment rate. Under Option K, the rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See your prospectus in the section titled "Deductions and Charges." Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.


EXPERTS
--------------------------------------------------------------------------------
    The consolidated financial statements of Phoenix Home Life Mutual Insurance Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    Edwin L. Kerr, Counsel, Phoenix Home Life Mutual Insurance Company, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.




(1) The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted(3) index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

(2) The S&P 500 is a market-value weighted(3) index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. As of December 31, 1999 it contained 376 industrial, 41 utility, 72 financial and 11 transportation issues. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

(3) Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM)) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

(4) The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities.

         PHOENIX HOME LIFE VARIABLE
         ACCUMULATION ACCOUNT
         FINANCIAL STATEMENTS


         DATA FOR THESE SUBACCOUNTS ARE NOT YET AVAILABLE.

    PHOENIX HOME LIFE MUTUAL
    INSURANCE COMPANY
    CONSOLIDATED FINANCIAL STATEMENTS
    DECEMBER 31, 1999

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------



Report of Independent Accountants ...........................................F-3

Consolidated Balance Sheet at December 31, 1999 and 1998.....................F-4

Consolidated Statement of Income, Comprehensive Income and Equity
  for the Years Ended December 31, 1999, 1998 and 1997 ......................F-5

Consolidated Statement of Cash Flows for the Years Ended
  December 31, 1999, 1998 and 1997 ..........................................F-6

Notes to Consolidated Financial Statements ...........................F-7 - F-45

[LOGO] PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------------------
                                                   PricewaterhouseCoopers LLP
                                                   100 Pearl Street
                                                   Hartford CT 06103-4508
                                                   Telephone  (860) 241 7000
                                                   Facsimile  (860) 241 7590





                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/PRICEWATERHOUSECOOPERS LLP
February 15, 2000

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------



                                                                             DECEMBER 31,
                                                                      1999                 1998
                                                                             (IN MILLIONS)
    ASSETS
    Investments:
    Held-to-maturity debt securities, at amortized cost      $           1,990.2  $          1,725.4
    Available-for-sale debt securities, at fair value                    5,506.7             5,987.5
    Equity securities, at fair value                                       461.6               301.6
    Mortgage loans                                                         716.8               797.3
    Real estate                                                             92.0                92.0
    Policy loans                                                         2,042.6             2,008.3
    Venture capital partnerships                                           338.1               191.2
    Other invested assets                                                  300.5               232.1
    Short-term investments                                                 133.4               186.0
                                                               ------------------   -----------------
    Total investments                                                   11,581.9            11,521.4

    Cash and cash equivalents                                              187.6               115.2
    Accrued investment income                                              174.9               164.8
    Deferred policy acquisition costs                                    1,306.7             1,049.9
    Premiums, accounts and notes receivable                                119.2                61.5
    Reinsurance recoverables                                                18.8                18.9
    Property and equipment, net                                            137.8               142.2
    Goodwill and other intangible assets, net                              593.3               477.9
    Net assets of discontinued operations (Note 11)                        187.6               283.8
    Other assets                                                            51.4                36.9
    Separate account assets                                              5,923.9             4,798.9
                                                               ------------------   -----------------
    Total assets                                             $          20,283.1  $         18,671.4
                                                               ==================   =================


    LIABILITIES

    Policy liabilities and accruals                          $          11,438.0  $         11,110.3
    Notes payable                                                          499.4               386.6
    Deferred income taxes                                                   86.3               116.1
    Other liabilities                                                      474.2               431.0
    Separate account liabilities                                         5,923.9             4,798.9
                                                               ------------------   -----------------
    Total liabilities                                                   18,421.8            16,842.9
                                                               ------------------   -----------------

    Contingent liabilities (Note 18)

    MINORITY INTEREST IN NET ASSETS
       OF CONSOLIDATED SUBSIDIARIES                                        100.0                91.9
                                                               ------------------   -----------------

    EQUITY
    Retained earnings                                                    1,731.2             1,642.3
    Accumulated other comprehensive income                                  30.1                94.3
                                                               ------------------   -----------------
    Total equity                                                         1,761.3             1,736.6

                                                               ------------------   -----------------
    Total liabilities and equity                             $          20,283.1  $         18,671.4
                                                               ==================   =================


                            The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------



                                                                                           YEAR ENDED DECEMBER 31,
                                                                                  1999               1998                1997
                                                                                                (in millions)
Revenues
Premiums                                                                   $        1,175.7   $         1,175.8   $        1,087.7
Insurance and investment product fees                                                 552.7               468.6              339.7
Net investment income                                                                 960.9               861.0              722.9
Net realized investment gains                                                          35.7                58.2              111.0
                                                                             ---------------    ----------------    ---------------
 Total revenues                                                                     2,725.0             2,563.6            2,261.3
                                                                             ---------------    ----------------    ---------------

BENEFITS AND EXPENSES
Policy benefits and increase in policy liabilities                                  1,373.1             1,409.7            1,201.9
Policyholder dividends                                                                360.5               351.7              343.6
Amortization of deferred policy acquisition costs                                     146.6               137.7              102.6
Amortization of goodwill and other intangible assets                                   38.0                23.1                9.4
Interest expense                                                                       32.6                25.8               24.3
Other operating expenses                                                              512.9               427.9              359.2
                                                                             ---------------    ----------------    ---------------
  Total benefits and expenses                                                       2,463.7             2,375.9            2,041.0
                                                                             ---------------    ----------------    ---------------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES AND MINORITY INTEREST                                           261.3               187.7              220.3

Income taxes                                                                          107.9                65.1               47.3
                                                                             ---------------    ----------------    ---------------
INCOME FROM CONTINUING OPERATIONS
  BEFORE MINORITY INTEREST                                                            153.4               122.6              173.0

Minority interest in net income of consolidated subsidiaries                           10.1                10.5               10.6
                                                                             ---------------    ----------------    ---------------

NET INCOME FROM CONTINUING OPERATIONS                                                 143.3               112.1              162.4

DISCONTINUED OPERATIONS (NOTE 11)
Gain from operations, net of income taxes                                              17.6                25.0                7.3
Loss on disposal, net of income taxes                                                 (72.0)
                                                                             ---------------    ----------------    ---------------

NET INCOME                                                                             88.9               137.1              169.7
                                                                             ---------------    ----------------    ---------------

OTHER COMPREHENSIVE (LOSS) INCOME, NET OF INCOME TAXES
Unrealized (losses) gains on securities                                               (61.2)              (46.9)              98.2
Reclassification adjustment for net realized gains
   included in net income                                                              (1.5)              (13.0)             (30.2)
Minimum pension liability adjustment                                                   (1.5)               (1.5)              (2.1)
                                                                             ---------------    ----------------    ---------------
  Total other comprehensive (loss) income                                             (64.2)              (61.4)              65.9
                                                                             ---------------    ----------------    ---------------

COMPREHENSIVE INCOME                                                                   24.7                75.7              235.6
                                                                             ---------------    ----------------    ---------------

EQUITY, BEGINNING OF YEAR                                                           1,736.6             1,660.9            1,425.3
                                                                             ---------------    ----------------    ---------------

EQUITY, END OF YEAR                                                        $        1,761.3   $         1,736.6   $        1,660.9
                                                                             ===============    ================    ===============


                                 The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                           1999          1998         1997
                                                                                                    (IN MILLIONS)
CASH FLOW FROM CONTINUING OPERATIONS ACTIVITIES
  Net income from continuing operations                                               $     143.3  $    112.1  $     162.4
  Net (loss) income from discontinued operations                                            (54.4)       25.0          7.3

  ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
     PROVIDED BY CONTINUING OPERATIONS:
  Net realized investment gains                                                             (35.7)      (58.2)      (111.0)
  Amortization and depreciation                                                              69.4        51.1         61.9
  Equity in undistributed earnings of affiliates and partnerships                          (138.2)      (44.1)       (38.6)
  Deferred income taxes (benefit)                                                           (14.1)         .4         25.3
  (Increase) in receivables                                                                 (67.7)      (23.8)       (46.2)
  Increase (decrease) in deferred policy acquisition costs                                    3.5       (26.9)       (44.4)
  Increase in policy liabilities and accruals                                               329.6       368.4        494.5
  Increase in other assets/other liabilities, net                                            53.9        58.8         53.7
  Other, net                                                                                  2.8         1.7          7.8
                                                                                       -----------  ----------  -----------
    Net cash provided by operating activities of continuing operations                      346.8       439.5        565.4
    Net cash (used for) provided by operating activities of discontinued operations        (105.5)      104.5         88.9
                                                                                       -----------  ----------  -----------

CASH FLOW FROM INVESTING ACTIVITIES OF CONTINUING OPERATIONS
  Proceeds from sales, maturities or repayments
     of available-for-sale debt securities                                                1,702.9     1,322.4      1,082.1
  Proceeds from maturities, repayments and sales of held-to-maturity debt securities        186.7       267.7        200.9
  Proceeds from disposals of equity securities                                              163.5        45.2         51.4
  Proceeds from mortgage loan maturities or repayments                                      124.9       200.4        164.2
  Proceeds from sale of real estate and other invested assets                                38.0       439.9        213.2
  Proceeds from distributions of venture capital partnerships                                26.7        18.6          5.7
  Proceeds from sale of subsidiaries and affiliates                                          15.0        16.3
  Purchase of available-for-sale debt securities                                         (1,672.6)   (2,400.1)    (1,547.8)
  Purchase of held-to-maturity debt securities                                             (427.5)     (585.4)      (183.4)
  Purchase of equity securities                                                            (162.4)      (85.0)       (88.6)
  Purchase of subsidiaries                                                                 (187.6)       (6.6)      (246.3)
  Purchase of mortgage loans                                                                (25.3)      (76.0)      (140.8)
  Purchase of real estate and other invested assets                                         (71.4)     (134.2)       (50.6)
  Purchase of venture capital partnerships                                                 (108.5)      (67.2)       (40.0)
  Change in short term investments, net                                                      52.6       855.1         23.1
  Increase in policy loans                                                                  (34.3)      (21.5)       (59.7)
  Capital expenditures                                                                      (20.5)      (25.1)       (44.4)
  Other investing activities, net                                                             1.7        (6.5)        (1.8)
                                                                                       -----------  ----------  -----------

    Net cash used for investing activities of continuing operations                        (398.1)     (242.0)      (662.8)
    Net cash provided by (used for) investing activities of discontinued operations         157.3      (101.5)       (93.2)
                                                                                       -----------  ----------  -----------
CASH FLOW FROM FINANCING ACTIVITIES OF CONTINUING OPERATIONS
  Withdrawals of contractholder deposit funds,
     net of deposits and interest credited                                                   (1.9)      (11.1)       (17.9)
   Proceeds from repayment of securities sold
     subject to repurchase agreements                                                        28.4      (137.5)       137.5
  Proceeds from borrowings                                                                  169.5          .1        215.4
  Repayment of borrowings                                                                   (56.7)      (55.6)      (243.3)
  Dividends paid to minority shareholders in consolidated subsidiaries                       (4.2)       (4.9)        (6.9)
  Other financing activities                                                                  (.4)       (5.7)        (1.3)
                                                                                       -----------  ----------  -----------
    Net cash provided by (used for) financing activities of continuing operations           134.7      (214.7)        83.5
    Net cash (used for) provided by financing activities of discontinued operations         (62.7)       (7.7)         4.5
                                                                                       -----------  ----------  -----------
NET CHANGE IN CASH AND CASH EQUIVALENTS OF CONTINUING OPERATIONS                             83.4       (17.2)       (13.9)

NET CHANGE IN CASH AND CASH EQUIVALENTS OF DISCONTINUED OPERATIONS                          (11.0)       (4.7)          .2
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                115.2       137.1        150.8
                                                                                       -----------  ----------  -----------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                $     187.6  $    115.2  $     137.1
                                                                                       -----------  ----------  -----------

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid, net                                                            $     106.4  $     44.5  $      76.2
    Interest paid on indebtedness                                                     $      34.8  $     32.8  $      32.3


                           The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Home Life Mutual Insurance Company and its subsidiaries (Phoenix) market a wide range of insurance and investment products and services including individual participating life insurance, term, universal and variable life insurance, annuities, and investment advisory and mutual fund distribution services. These products and services are managed within four reportable segments: Life and Annuity, Investment Management, Venture Capital and Corporate & Other. See Note 10 - "Segment Information."

    Additionally, in 1999, Phoenix discontinued the operations of four of its business units: the Life Reinsurance Operations, the Property and Casualty Distribution Operations, the Real Estate Management Operations and the Group Life and Health Operations. See Note 11 - "Discontinued Operations."


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Phoenix and its subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies, and generally at least a 20% ownership interest, are reported on the equity basis.

    These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1998 and 1997 amounts to conform with the 1999 presentation.

    VALUATION OF INVESTMENTS

    Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

    For the mortgage-backed and asset-backed bond portion of the debt security portfolio, Phoenix recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

    Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

    Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Venture capital partnership and other partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Venture capital partnerships generally account for the underlying investments held in the partnerships at fair value. These investments can include public and private common and preferred stock, notes, warrants and other investments. Investments that are publicly traded are valued at closing market prices. Investments that are not publicly traded, which are usually subject to restrictions on resale, are generally valued at cost or at estimated fair value, as determined in good faith by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information. These valuations subject the earnings to volatility. Phoenix includes equity in undistributed unrealized capital gains and losses on investments held in the venture capital partnerships in net investment income.

    Other invested assets include leveraged lease investments. These investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive.

    Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and deferred policy acquisition costs.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    FINANCIAL INSTRUMENTS

    In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps, interest rate caps, interest rate floors and swaptions. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

    Phoenix enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix exchanges cashflows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and no payment of principal is made by either party. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

    Phoenix enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

    Phoenix enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements is recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix only enters into derivative contracts with highly rated financial institutions.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period. For individual participating life insurance policies, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    reflected in earnings in the period such deviations occur. Internal replacements are treated as surrenders.

    For universal life insurance policies and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

    GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over their estimated lives. Whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, management reevaluates the recoverability of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

    POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to guaranteed rates of interest, mortality and morbidity. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

    Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

    POLICYHOLDERS' DIVIDENDS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix also establishes a liability for termination dividends.

    INCOME TAXES

    Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1999 and prior years. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

    As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

    RECENT ACCOUNTING PRONOUNCEMENTS

    In June, 1999, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133". Because of the complexities associated with transactions involving derivative instruments and their prevalent use as hedging instruments and, because of the difficulties associated with the implementation of Statement 133, the effective date of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" was delayed until fiscal years beginning after June 15, 2000. SFAS No. 133, initially issued on June 15, 1998, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. For fair-

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    value hedge transactions in which Phoenix is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instrument will generally be offset in the income statement by changes in the hedged item's fair value. For cash-flow hedge transactions, in which Phoenix is hedging the variability of cashflows related to a variable-rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified as earnings in the period in which earnings are impacted by the variability of the cash flows of the hedged item. The ineffective portion of all hedges will be recognized in current period earnings.

    Phoenix has not yet determined the impact that the adoption of SFAS 133 will have on its earnings or statement of financial position.

    On January 1, 1999, Phoenix adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for assessments related to insurance activities. The adoption of SOP 97-3 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 requires that start-up costs capitalized prior to January 1, 1999 should be written off and any future start-up costs be expenses as incurred. The adoption of SOP 98-5 did not have a material impact on Phoenix's results from operations or financial position.

3.  SIGNIFICANT TRANSACTIONS

    DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units; the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. Disclosures concerning the financial impact of these transactions are contained in Note 11 - "Discontinued Operations."

    PFG HOLDINGS, INC.

    On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock convertible into a 67% interest in common stock for $5 million in cash. In addition Phoenix has an option to purchase all the outstanding common stock during year six at a value to 80% of the appraised value of the common stock at that time. As of the statement date this option had not been executed. Since Phoenix officers hold board voting control, the entity has been consolidated with a minority interest established for outside shareholders. The transaction resulted in goodwill of $3.8 million to be amortized over 10 years.

    PFG Holdings was formed to purchase three of The Guarantee Life Companies' operating subsidiaries: AGL Life Assurance Company, PFG Distribution Company and Philadelphia Financial Group. These subsidiaries develop, market and underwrite specialized private placement variable life and annuity products.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    AGL Life Assurance Company must maintain at least $10 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing at the purchase date of $11 million to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

    EMPRENDIMIENTO COMPARTIDO, S.A., (EMCO)

    At January 1, 1999 PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest the Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased
    13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five year covenant not-to-compete. Payment for the stock will be made in three installments: $10.0 million, 180 days from closing; $10.0 million, 360 days from closing; and $9.5 million, 540 days from closing, all subject to interest of 7.06%. The covenant was paid at the time of closing.

    In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings ownership interest from 35% to 100% of the then outstanding stock.

    On November 12, 1999, PM Holdings sold 11.5 million shares (50% interest) of EMCO common stock for $40.0 million generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

    After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million which is being amortized over five years and goodwill of $12.0 million which is being amortized over ten years.

    PHOENIX NEW ENGLAND TRUST

    On October 29, 1999, PM Holdings indirectly acquired 100% of the common stock of New London Trust, a banking subsidiary of Sun Life of Canada, for $30.0 million in cash. New London Trust, renamed Phoenix New England Trust, is a New Hampshire based federal savings bank that operates a trust division with assets under management of approximately $1 billion. Immediately following this acquisition, on November 1, 1999, PM Holdings sold the New London Trust's New Hampshire retail banking operations to Lake Sunapee Bank and Mascoma Savings Bank in New Hampshire and the Connecticut branches to Westbank Corporation, for a total of $25.2 million in cash. No gain or loss was recognized on this sale. PM Holdings retained the trust business and four trust offices of New London Trust, located in New Hampshire and Vermont.

    LOMBARD INTERNATIONAL ASSURANCE, S.A.

    On November 5, 1999, PM Holdings purchased 12% of the common stock of Lombard International Assurance, S.A., a Pan-European financial services company, for $29.1 million in cash. Lombard provides investment-linked insurance products to high-net-worth individuals in eight European countries. This investment is carried at cost and classified as equity securities in the Consolidated Balance Sheet.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    PHOENIX INVESTMENT PARTNERS, LTD.

    On March 1, 1999, Phoenix Investment Partners acquired the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The excess of purchase price over the fair value of acquired net tangible assets of Zweig totaled $136.1 million. Of this excess purchase price, $77.2 million has been allocated to intangible assets, primarily associated with investment management contracts, which are being amortized using the straight line method over an average estimated useful life of approximately 12 years. The remaining excess purchase price of $58.9 million has been classified as goodwill and is being amortized over 40 years using the straight-line method. The Zweig Group managed approximately $3.3 billion of assets as of December 31,1999.

    On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47.0 million. Phoenix Investment Partners received $37.0 million in cash and a $10.0 million three-year interest bearing note. The transaction resulted in a pre-tax gain of approximately $17.5 million.

    Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures which are eliminated through consolidation.

    ABERDEEN ASSET MANAGEMENT PLC

    On February 18, 1999, PM Holdings purchased an additional 15.1 million shares of the common stock of Aberdeen Asset Management for $29.4 million.

    As of December 31, 1999, PM Holdings owned 21% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

    DIVIDEND SCALE REDUCTION

    In consideration of the decline of interest rates in the financial markets, Phoenix's Board of Directors voted in October of 1998 to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies were reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998. In October 1999, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

    REAL ESTATE SALES

    On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during 1998, which had a carrying value of $36.7 million, resulted in pre-tax gains of approximately $67.5. million. As of December 31, 1999, Phoenix had 3 commercial real estate properties remaining with a carrying value of $42.9 million and 5 joint venture real estate partnerships with a carrying value of $49.1 million, and both are reported as real estate on the Consolidated Balance Sheet.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  INVESTMENTS

    Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

    DEBT AND EQUITY SECURITIES

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1999 were as follows:

                                                                                    GROSS        GROSS
                                                                     AMORTIZED    UNREALIZED   UNREALIZED    FAIR
                                                                       COST         GAINS        LOSSES      VALUE
                                                                                      (IN MILLIONS)
DEBT SECURITIES

HELD-TO-MATURITY:
State and political subdivision bonds                               $     27.6  $       .4  $      (1.0) $     27.0
Foreign government bonds                                                   3.0                      (.8)        2.2
Corporate securities                                                   1,776.2        12.9        (95.7)    1,693.4
Mortgage-backed and asset-backed securities                              285.4         1.4        (19.2)      267.6
                                                                     ----------  ----------  -----------  ----------

  Total held-to-maturity securities                                    2,092.2        14.7       (116.7)    1,990.2
  Less: held-to-maturity securities of discontinued operations           102.0          .7         (5.8)       96.9
                                                                     ----------  ----------  -----------  ----------
  Total held-to-maturity securities of continuing operations           1,990.2        14.0       (110.9)    1,893.3
                                                                     ----------  ----------  -----------  ----------

AVAILABLE-FOR-SALE:
U.S. government and agency bonds                                         283.7         2.0         (6.5)      279.1
State and political subdivision bonds                                    495.9         4.8        (21.8)      478.9
Foreign government bonds                                                 273.9        23.7         (4.0)      293.6
Corporate securities                                                   2,353.2        18.6       (102.8)    2,269.0
Mortgage-backed and asset-backed securities                            2,977.1        17.9       (103.3)    2,891.8
                                                                     ----------  ----------  -----------  ----------

  Total available-for-sale securities                                  6,383.8        66.9       (238.3)    6,212.4
  Less: available-for-sale securities of discontinued operations         725.1         7.6        (27.1)      705.6
                                                                     ----------  ----------  -----------  ----------
   Total available-for-sale securities of continuing operations         5,658.7        59.3      (211.2)    5,506.8
                                                                     ----------  ----------  -----------  ----------

  TOTAL DEBT SECURITIES OF CONTINUING OPERATIONS                    $  7,648.9  $     73.3  $    (322.1) $  7,400.1
                                                                     ==========  ==========  ===========  ==========

EQUITY SECURITIES                                                   $    311.1  $    176.6  $    (24.2)$      463.5
  Less: equity securities of discontinued operations                       1.9                                  1.9
                                                                     ----------  ----------  -----------  ----------
  TOTAL EQUITIY SECURITIES OF CONTINUING OPERATIONS                 $    309.2  $    176.6  $    (24.2)  $    461.6
                                                                     ==========  ==========  ===========  ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                                                         GROSS          GROSS
                                                                         AMORTIZED     UNREALIZED     UNREALIZED        FAIR
                                                                           COST          GAINS          LOSSES          VALUE
                                                                                             (IN MILLIONS)
DEBT SECURITIES

HELD-TO-MATURITY:
State and political subdivision bonds                                $        10.6  $         .6  $         (.1) $        11.1
Foreign government bonds                                                       3.0                          (.7)           2.3
Corporate securities                                                       1,695.8          98.9          (13.8)       1,780.9
Mortgage-backed and asset-backed securities                                  172.3           6.2            (.0)         178.5
                                                                      -------------  ------------  -------------  -------------

  Total held-to-maturity securities                                        1,881.7         105.7          (14.7)       1,972.8
  Less: held-to-maturity securities of discontinued operations               156.2           8.8           (1.2)         163.8
                                                                      -------------  ------------  -------------  -------------
  Total held-to-maturity securities of continuing operations               1,725.4          97.0          (13.4)       1,809.0
                                                                      -------------  ------------  -------------  -------------

AVAILABLE-FOR-SALE:
U.S. government and agency bonds                                             497.1          34.5            (.4)         531.1
State and political subdivision bonds                                        530.0          43.6            (.1)         573.5
Foreign government bonds                                                     294.0          28.8          (18.7)         304.1
Corporate securities                                                       1,993.7         110.5          (36.7)       2,067.6
Mortgage-backed and asset-backed securities                                3,121.7         110.2          (14.6)       3,217.2
                                                                      -------------  ------------  -------------  -------------

  Total available-for-sale securities                                      6,436.4         327.6          (70.5)       6,693.5
  Less: available-for-sale securities of discontinued operations             679.0          34.6           (7.4)         706.1
                                                                      -------------  ------------  -------------  -------------
  Total available-for-sale securities of continuing operations             5,757.5         293.0          (63.1)       5,987.4
                                                                      -------------  ------------  -------------  -------------

  TOTAL DEBT SECURITIES OF CONTINUING OPERATIONS                     $     7,482.9  $      390.0  $       (76.5) $     7,796.4
                                                                      =============  ============  =============  =============

EQUITY SECURITIES                                                    $       223.9  $      102.0  $       (21.4) $       304.5
  Less: equity securities of discontinued operations                           2.9                                         2.9
                                                                      -------------  ------------  -------------  -------------
  TOTAL EQUITIY SECURITIES OF CONTINUING OPERATIONS                  $       221.0  $      102.0  $       (21.4) $       301.6
                                                                      =============  ============  =============  =============


    The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $19.6 million and $59.1 million, for the years ended December 31, 1999, 1998 and 1997, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized losses were $0.2 million, $0.8 million and $10.1 million in 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1999 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                                      HELD-TO-MATURITY                AVAILABLE-FOR-SALE
                                                                 AMORTIZED            FAIR         AMORTIZED            FAIR
                                                                   COST               VALUE           COST              VALUE
                                                                                          (IN MILLIONS)

Due in one year or less                                  $          118.2  $          117.0  $          43.2  $           43.5
Due after one year through five years                               583.1             564.2            534.4             532.7
Due after five years through ten years                              587.6             566.5          1,146.8           1,104.6
Due after ten years                                                 517.9             474.9          1,682.3           1,639.8
Mortgage-backed and asset-backed securities                         285.4             267.6          2,977.1           2,891.8
                                                          ----------------  ----------------  ---------------  ----------------

Total                                                    $        2,092.2  $        1,990.2  $       6,383.8  $        6,212.4
Less: securities of discontinued operations                         102.0              96.9            725.1             705.7
                                                          ----------------  ----------------  ---------------  ----------------
Total securities of continuing operations                $        1,990.2  $        1,893.3  $       5,658.7  $        5,506.7
                                                          ================  ================  ===============  ================


    Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                DECEMBER 31,
                                                             1999          1998
                                                               (IN MILLIONS)

Planned amortization class                             $     168.0  $      433.7
Asset-backed                                                 956.9         910.6
Mezzanine                                                    194.9         280.1
Commercial                                                   735.2         641.5
Sequential pay                                             1,039.0         982.6
Pass through                                                  77.2         119.0
Other                                                          6.0          22.0
                                                        -----------  -----------

Total mortgage-backed and asset-backed securities      $   3,177.2  $    3,389.5
                                                        ===========  ===========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    MORTGAGE LOANS AND REAL ESTATE

    Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

    Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                    MORTGAGE LOANS                         REAL ESTATE
                                                     DECEMBER 31,                          DECEMBER 31,
                                              1999               1998               1999                 1998
                                                   (IN MILLIONS)                           (IN MILLIONS)
PROPERTY TYPE:
Office buildings                  $           183.9  $          221.2   $            30.5 $              38.3
Retail                                        208.6             203.9                14.1                36.9
Apartment buildings                           252.9             261.9                41.7                21.6
Industrial buildings                           82.7             121.8                                     1.6
Other                                           3.0              19.1                 8.9                  .0
Valuation allowances                          (14.3)            (30.6)               (3.2)               (6.4)
                                   -----------------  ----------------   -----------------   -----------------
Total                             $           716.8  $          797.3   $            92.0   $            92.0
                                   =================  ================   =================   =================

GEOGRAPHIC REGION:
Northeast                         $           149.3  $          169.4   $            59.6   $            47.7
Southeast                                     198.6             213.9
North central                                 164.2             176.7                  .7                11.5
South central                                 105.1              98.9                21.2                22.7
West                                          114.0             169.0                13.7                16.5
Valuation allowances                          (14.3)            (30.6)               (3.2)               (6.4)
                                   -----------------  ----------------   -----------------   -----------------
Total                             $           716.8  $          797.3   $            92.0   $            92.0
                                   =================  ================   =================   =================


    At December 31, 1999, scheduled mortgage loan maturities were as follows:
    2000 - $92 million; 2001 - $87 million; 2002 - $32 million; 2003 - $109 million; 2004 - $38 million; 2005 - $35 million, and $338 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $6.7 million and $2.3 million of its mortgage loans during 1999 and 1998, respectively, based on terms which differed from those granted to new borrowers.

    The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 1999 and 1998 is $6.0 million and $17.2 million, respectively. There are valuation allowances of $5.4 million and $14.7 million, respectively, on these mortgages.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:


                                     BALANCE AT                                                       BALANCE AT
                                     JANUARY 1,             ADDITIONS             DEDUCTIONS          DECEMBER 31,
                                                                     (IN MILLIONS)
      1999
      Mortgage loans          $               30.6  $                9.7  $              (26.0) $               14.3
      Real estate                              6.4                    .2                  (3.4)                  3.2
                               --------------------  --------------------  --------------------  --------------------
      Total                   $               37.0  $                9.9  $              (29.4) $               17.5
                               ====================  ====================  ====================  ====================

      1998
      Mortgage loans          $               35.8  $               50.6  $              (55.8) $               30.6
      Real estate                             28.5                   5.1                 (27.2)                  6.4
                               --------------------  --------------------  --------------------  --------------------
      Total                   $               64.3  $               55.7  $              (83.0) $               37.0
                               ====================  ====================  ====================  ====================

      1997
      Mortgage loans          $               48.4  $                6.7  $              (19.3) $               35.8
      Real estate                             47.5                   4.2                 (23.2)                 28.5
                               --------------------  --------------------  --------------------  --------------------
      Total                   $               95.9  $               10.9  $              (42.5) $               64.3
                               ====================  ====================  ====================  ====================


    NON-INCOME PRODUCING MORTGAGE LOANS AND BONDS

    The net carrying values of non-income producing mortgage loans were $0.0 million and $15.6 million at December 31, 1999 and 1998, respectively. The net carrying value of non-income producing bonds were $0.0 million and $22.3 at December 31, 1999 and 1998, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DERIVATIVE INSTRUMENTS

    Derivative instruments at December 31, are summarized below:

                                                  1999                  1998
                                                       ($ IN MILLIONS)

Swaptions:
   Notional amount                        $    1,600.0
   Weighted average strike rate                  5.02%
   Index rate (1)                           10 Yr. CMS
   Fair value                             $       (8.2)

Interest rate floors:
   Notional amount                        $    1,210.0          $       570.0
   Weighted average strike rate                  4.57%                    4.59%
   Index rate (1)                           2-10 Yr. CMT/CMS     5-10 Yr. CMT
   Fair value                             $       (7.5)         $         1.4

Interest rate swaps:
   Notional amount                        $      474.0          $       424.6
   Weighted average received rate                6.33%                    6.27%
   Weighted average paid rate                    6.09%                    5.82%
   Fair value                             $        1.5          $        11.0

Foreign currency swaps:
   Notional amount                        $        8.1
   Weighted average received rate               12.04%
   Weighted average paid rate                   10.00%
   Fair value                             $        0.2

Interest rate caps:
   Notional amount                        $       50.0          $        50.0
   Weighted average strike rate                  7.95%                    7.95%
   Index rate (1)                           10 Yr. CMT             10 Yr. CMT
   Fair value                             $        0.8          $        (0.1)



    (1) Constant maturity treasury yields (CMT) and constant maturity swap yields (CMS).

    The increase in net investment income related to interest rate swap contracts was $1.0 million and $2.1 million for the years ended December 31, 1999 and 1998, respectively. The decrease in net investment income related to interest rate floor, interest rate cap and swaption contracts was $2.3 million and $0.2 million for the years ended December 31, 1999 and 1998, respectively, representing quarterly premium payments on these instruments which are being paid over the life of the contracts. The estimated fair value of these instruments represent what Phoenix would have to pay or receive if the contracts were terminated.

    Phoenix is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of the Phoenix does not expect counterparties to fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date.

    Management of Phoenix considers the likelihood of any material loss on these instruments to be remote.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    VENTURE CAPITAL PARTNERSHIPS

    Phoenix invests in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries, as well as direct equity investments in leveraged buyouts and corporate acquisitions.

    Phoenix records its equity in the earnings of the partnerships in net investment income.

    The components of net investment income due to venture capital partnerships for the year ended December 31, were as follows:


                                                                                     1999                1998               1997
                                                                                                    (IN MILLIONS)

     Operating losses                                                      $           (8.9) $            (2.7) $           (2.1)
     Realized gains on cash and stock distributions                                    84.7               23.4              31.3
     Unrealized gains on investments held in the partnerships                          64.1               19.0               4.5
                                                                            ----------------   ----------------  ----------------

     Total venture capital partnership net investment income               $          139.9  $            39.6  $           33.7
                                                                            ================   ================  ================

OTHER INVESTED ASSETS

Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:


                                                                                               DECEMBER 31,
                                                                                        1999                  1998
                                                                                              (IN MILLIONS)

        Transportation and equipment leases                                   $             82.1  $              80.9
        Affordable housing partnerships                                                     22.2                 10.8
        Investment in Aberdeen Asset Management                                             99.1                 72.3
        Investment in EMCO of Argentina                                                     13.4                 10.7
        Investment in other affiliates                                                      12.4                 12.7
        Seed money in separate accounts                                                     33.3                 26.6
        Other partnership interests                                                         42.0                 22.7
                                                                               ------------------  -------------------

        Total other invested assets                                                        304.4                236.7
        Less: other invested assets of discontinued operations                               4.0                  4.6
                                                                               ------------------  -------------------
        Total other invested assets of continuing operations                  $            300.5  $             232.1
                                                                               ------------------  -------------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NET INVESTMENT INCOME
    The components of net investment income for the year ended December 31, were as follows:


                                                                                   1999               1998                1997
                                                                                                 (IN MILLIONS)

Debt securities                                                           $          641.1 $          598.9 $         509.7
Equity securities                                                                      8.3              6.5             4.3
Mortgage loans                                                                        66.3             83.1            85.6
Policy loans                                                                         149.0            146.5           122.6
Real estate                                                                            9.7             38.3            18.9
Leveraged leases                                                                       2.2              2.8             2.7
Venture capital partnerships                                                         139.9             39.6            33.7
Other invested assets                                                                  2.5              1.8             2.2
Short-term investments                                                                22.6             23.8            18.8
                                                                           ---------------- ---------------- ---------------

Sub-total                                                                          1,041.6            941.3           798.5
Less investment expenses                                                              13.0             14.0            14.1
                                                                           ---------------- ---------------- ---------------

Net investment income                                                              1,028.6            927.3           784.4
Less: net investment income of discontinued operations                                67.7             66.3            61.5
                                                                           ---------------- ---------------- ---------------
Total net investment income of continuing operations                      $          960.9 $          861.0 $         722.9
                                                                           ================ ================ ===============


    Investment income of $2.7 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1999. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

    The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $36.5 million and $40.8 million at December 31, 1999 and 1998, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $4.9 million and $5.3 million in 1999, 1998 and 1997, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $4.0 million and $3.8 million in 1999, 1998 and 1997, respectively.

    INVESTMENT GAINS AND LOSSES

    Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:


                                                                        1999                 1998               1997
                                                                                        (IN MILLIONS)

Debt securities                                               $           (428.5) $          (7.0) $           112.2
Equity securities                                                           71.8            (91.9)              74.5
Deferred policy acquisition costs                                          260.3              6.7              (80.6)
Deferred income taxes                                                      (33.7)           (32.3)              38.1
                                                               ------------------  ---------------  -----------------

Net unrealized investment (losses) gains
  on securities available-for-sale                            $            (62.7) $         (59.9) $            68.0
                                                               ==================  ===============  =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    Realized investment gains and losses for the year ended December 31, were as follows:


                                                                                    1999                1998              1997
                                                                                                   (IN MILLIONS)

Debt securities                                                          $            (20.4) $          (4.3) $            19.3
Equity securities                                                                      16.6             11.9               26.3
Mortgage loans                                                                         18.5             (6.9)               3.8
Real estate                                                                             2.9             67.5               44.7
Other invested assets                                                                  18.5             (4.6)              17.3
                                                                          ------------------  ---------------  -----------------

Net realized investment gains                                                          36.2             63.7              111.4
Less realized from discontinued operations                                               .4              5.4                 .4
                                                                          ------------------  ---------------  -----------------
Net realized investment gains from continuing operations                 $             35.7  $          58.2  $           111.0
                                                                          ------------------  ---------------  -----------------


    The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                             1999        1998       1997
                                                    (IN MILLIONS)

      Proceeds from disposals          $   1,106.9  $   912.7  $   821.3
      Gross gains on sales             $      21.8  $    17.4  $    28.0
      Gross losses on sales            $      39.1  $    33.6  $     5.3

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets were as follows:

                                                                                           DECEMBER 31,
                                                                                     1999                 1998
                                                                                          (IN MILLIONS)
    Phoenix Investment Partners gross amounts:
      Goodwill                                                              $           384.6  $            321.8
      Investment management contracts                                                   236.0               169.0
      Non-compete covenant                                                                5.0                 5.0
      Other                                                                              10.9                  .5
                                                                             -----------------  ------------------
    Totals                                                                              636.5               496.3
                                                                             -----------------  ------------------

    Other gross amounts:
      Goodwill                                                                           32.6                16.6
      Intangible asset related to pension plan benefits                                  11.7                16.2
      Other                                                                               1.2                  .7
                                                                             -----------------  ------------------
    Totals                                                                               45.5                33.5
                                                                             -----------------  ------------------

    Total gross goodwill and other intangible assets                                    682.0               529.8

    Accumulated amortization - Phoenix Investment Partners                              (79.9)              (49.6)
    Accumulated amortization - other                                                     (8.8)               (2.3)
                                                                             -----------------  ------------------

    Total net goodwill and other intangible assets                          $           593.3  $            477.9
                                                                             =================  ===================

    In 1999, Phoenix wrote off $2.6 million of goodwill associated with its acquisition of Phoenix National Life Insurance Company in 1998 and $2.0 million associated with an acquisition by Phoenix New England Trust in 1999.

6.  NOTES PAYABLE

                                                                              DECEMBER 31,
                                                                 1999                         1998
                                                                             (IN MILLIONS)


 Short-term debt                                       $                21.6      $                   1.9
 Bank borrowings, blended rate 6.7%
    due in varying amounts to 2004                                     260.3                        168.3
 Notes payable                                                           1.1
 Subordinated debentures, 6% due 2015                                   41.4                         41.4
 Surplus notes , 6.95%, due 2006                                       175.0                        175.0
                                                        ---------------------      -----------------------

 Total notes payable                                   $               499.4      $                 386.6
                                                        =====================      =======================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Phoenix has several lines of credits established with major commercial banks. The first facility has a $100 million line of credit maturing October 4, 2001. Drawdowns may be executed in domestic U.S. dollars or Eurodollars. Domestic dollar loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus .5%. Eurodollar loans bear interest at a LIBOR based rate that varies depending on the Eurodollar Reserve Percentage. The credit agreement contains customary financial and operating covenants. At December 31, 1999, Phoenix had no outstanding borrowings under this agreement.

    The second facility has a $100.0 million line that matures November 1, 2001. Loans bear interest at Bank of New York's commercial prime rate or certificate of deposit rate plus .285%. The agreement contains customary financial and operating covenants. At December 31, 1999, Phoenix had no outstanding borrowing under this agreement.

    The third facility has (pound)20.0 million line that matures on July 1, 2001. Loans under this facility bear interest at LIBOR plus .17%. The credit agreement contains customary financial and operating covenants. As of December 31, 1999, Phoenix had $25.3 million outstanding under this agreement.

    The fourth facility has $200.0 million that matures August 2002. Loans under this facility have variable rates with a choice of Certificate of Deposit, Eurodollar or the banks' base lending rate. The credit agreement contains customary financial and operating covenants. As of December 31, 1999, Phoenix had $ 200.0 million outstanding under this agreement.

    The fifth facility is a $175.0 million line maturing in March 2004. Loans under this facility have variable rates with a choice of Certificate of Deposit, Eurodollar or the banks' base lending rate. The agreement contains customary financial and operating covenants. As of December 31, 1999 Phoenix had $35.0 million outstanding under this agreement.

    In November 1996, Phoenix issued $175 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York, and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. As of December 31, 1999, Phoenix had $175 million in surplus notes outstanding.

    As of December 31, 1999, Phoenix had outstanding $41.4 million principal amount of 6% convertible subordinated debentures due 2015, issued by PXP and held by outside third parties. PXP issued these debentures in April 1998 in exchange for all outstanding shares of its Series A convertible exchangeable preferred stock. Each $25.00 principal amount of these debentures is convertible into 3.11 shares of PXP common stock at any time upon the holder's election, and the debentures may be redeemed by PXP, in whole or in part, at any time upon 15 days' notice beginning November 1, 2000.

    Additionally, Phoenix has access to several other, smaller credit lines. The total unused credit was $369.0 million. Interest rates ranged from 5.26% to 7.48% in 1999.

    Maturities of other indebtedness are as follows: 2000 - $21.6 million; 2001
    - $26.0 million; 2002 $200.0 million; 2003 - $0.0 million; 2004 - $35.0 million; 2005 and thereafter - $216.8 million.

    Interest expense was $32.6 million, $25.8 million and $24.3 million for the years ended December 31, 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.  INCOME TAXES

    A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:


                                               1999                  1998                   1997
                                                                (IN MILLIONS)

 Income taxes
   Current                             $            121.5  $             61.9  $            39.6
   Deferred                                         (13.6)                3.2                7.7
                                        ------------------  ------------------  -----------------

 Total                                 $            107.9  $             65.1  $            47.3
                                        ==================  ==================  =================


    The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in millions, aside from the percentages):


                                                           1999                       1998                      1997
                                                                          %                        %                         %

 Income tax expense at statutory rate               $         91.4       35  $          65.7      35  $          77.1       35
 Dividend received deduction and
   tax-exempt interest                                        (3.0)      (1)            (3.3)     (2)            (1.7)      (1)
 Other, net                                                    7.9        3              2.7       2            (15.0)      (7)
                                                     --------------  -------  --------------- -------  --------------- --------
                                                              96.3       37             65.1      35             60.4       27

 Differential earnings (equity tax)                           11.6        4                                    (13.1)      (6)
                                                     --------------  -------  --------------- -------  --------------- --------

 Income taxes                                       $        107.9       41% $          65.1      35% $          47.3       21%
                                                     --------------  -------  --------------- -------  --------------- --------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The net deferred income tax liability represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:


                                                                                DECEMBER 31,
                                                                       1999                   1998
                                                                               (IN MILLIONS)

 Deferred policy acquisition costs                           $             282.7  $              294.9
 Unearned premium/deferred revenue                                        (135.1)               (139.3)
 Impairment reserves                                                       (15.6)                (23.1)
 Pension and other postretirement benefits                                 (68.9)                (57.7)
 Investments                                                               177.2                 122.0
 Future policyholder benefits                                             (181.2)               (151.2)
 Other                                                                       4.7                  31.6
                                                              -------------------  --------------------
                                                                            63.8                  77.2
 Net unrealized investment gains                                            26.6                  42.3
 Minimum pension liability                                                  (4.1)                 (3.4)
                                                              -------------------  --------------------

 Deferred income tax liability, net                          $              86.3  $              116.1
                                                              ===================  ====================


    Gross deferred income tax assets totaled $405 million and $375 million at December 31, 1999 and 1998, respectively. Gross deferred income tax liabilities totaled $491 million and $491 million at December 31, 1999 and 1998, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1999 and 1998 will be realized.

8.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

    PENSION PLANS

    Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    Components of net periodic pension cost for the years ended December 31, were as follows:


                                                                  1999                      1998                       1997
                                                                                         (IN MILLIONS)

Components of net periodic benefit cost
       Service cost                                      $              11.9      $               11.0       $             10.3
       Interest cost                                                    24.7                      23.0                     22.7
       Curtailments                                                     21.6
       Expected return on plan assets                                  (28.5)                    (25.1)                   (22.1)
       Amortization of net transition asset                             (2.4)                     (2.4)                    (2.4)
       Amortization of prior service cost                                1.8                       1.8                      1.8
       Amortization of net (gain) loss                                  (2.7)                     (1.2)                      .0
                                                          -------------------      --------------------       ------------------
       Net periodic benefit cost                         $              26.4      $                7.1       $             10.3
                                                          -------------------      --------------------       ------------------


    In 1999, Phoenix offered a special retirement program under which qualified participants' benefits under the employee pension plan were enhanced by adding five years to age and five years to pension plan service. Of the 320 eligible employees, 146 accepted the special retirement program. As a result of the special retirement program, Phoenix recorded an additional pension expense of $21.6 million for the year ended December 31, 1999.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:


                                                                                                    DECEMBER 31,
                                                                                         1999                      1998
                                                                                                   (IN MILLIONS)
Change in projected benefit obligation
   Projected benefit obligation at beginning of year                            $               353.5    $                335.4
   Service cost                                                                                  11.9                      11.0
   Interest cost                                                                                 24.7                      23.0
   Plan amendments                                                                               23.9
   Curtailments                                                                                  (6.4)
   Actuarial loss                                                                                (4.9)                      2.0
   Benefit payments                                                                             (19.8)                    (17.9)
                                                                                  --------------------     ---------------------
   Benefit obligation at end of year                                            $               382.9    $                353.5
                                                                                  --------------------     ---------------------

Change in plan assets
   Fair value of plan assets at beginning of year                               $               364.9    $                321.6
   Actual return on plan assets                                                                  79.0                      58.2
   Employer contributions                                                                         3.9                       3.0
   Benefit payments                                                                             (19.8)                    (17.9)
                                                                                  --------------------     ---------------------
   Fair value of plan assets at end of year                                     $               428.0    $                364.9
                                                                                  --------------------     ---------------------

   Funded status of the plan                                                    $                45.0    $                 11.5
   Unrecognized net transition asset                                                            (11.8)                    (14.2)
   Unrecognized prior service cost                                                               11.7                      16.2
   Unrecognized net gain                                                                       (130.0)                    (76.0)
                                                                                  --------------------     ---------------------
   Net amount recognized                                                        $               (85.1)   $                (62.6)
                                                                                  ====================     =====================

Amounts recognized in the Consolidated Balance
   Sheet consist of:
   Accrued benefit liability                                                    $              (108.7)   $                (88.4)
   Intangible asset                                                                              11.7                      16.2
   Accumulated other comprehensive income                                                        11.9                       9.6
                                                                                  --------------------     ---------------------
                                                                                $               (85.1)   $                (62.6)
                                                                                  ====================     =====================


    At December 31, 1999 and 1998, the non-qualified plan was not funded and had projected benefit obligations of $72.3 million and $57.2 million, respectively. The accumulated benefit obligations as of December 31, 1999 and 1998 related to this plan were $60.1 million and $48.4 million, respectively, and are included in other liabilities.

    Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $7.7 million and $6.2 million, net of income taxes, at December 31, 1999 and 1998, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $11.7 million and $16.2 million as of December 31, 1999 and 1998 related to the non-qualified plan.

    The discount rate used in determining the actuarial present value of the projected benefit obligation was 7.5% and 7.0% for 1999 and 1998, respectively. The discount rate assumption for 1999 was determined based on a study that matched available high quality investment

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    securities with the expected timing of pension liability payments. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.5% and 4.0% for 1999 and 1998, respectively. The expected long-term rate of return on retirement plan assets was 8.0% in 1999 and 1998.

    The assets within the pension plan include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

    Phoenix also sponsors savings plans for its employees and agents that are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to certain limitations, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1999, 1998 and 1997 were $4.0 million, $4.1 million and $3.8 million, respectively.

    OTHER POSTRETIREMENT BENEFIT PLANS

    In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

    The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:


                                                                  1999                  1998                     1997
                                                                                    (IN MILLIONS)
Components of net periodic benefit cost
       Service cost                                      $               3.3    $                3.4  $              3.1
       Interest cost                                                     4.6                     4.6                 4.4
       Curtailments                                                      5.5
       Amortization of net gain                                         (1.6)                   (1.2)               (1.4)
                                                          -------------------    --------------------  ------------------
       Net periodic benefit cost                         $              11.8    $                6.8  $              6.1
                                                          ===================    ====================  ==================


    As a result of the special retirement program, Phoenix recorded an additional postretirement benefit expense of $5.5 million for the year ended December 31, 1999.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:


                                                                                                  DECEMBER 31,
                                                                                         1999                      1998
                                                                                                  (IN MILLIONS)

Change in projected postretirement benefit obligation
   Projected benefit obligation at beginning of year                            $               70.9    $                66.6
   Service cost                                                                                  3.3                      3.4
   Interest cost                                                                                 4.6                      4.6
   Plan Amendments                                                                               5.8
   Curtailments                                                                                  (.3)
   Actuarial (gain) loss                                                                        (8.6)                      .4
   Benefit payments                                                                             (4.5)                    (4.1)
                                                                                 --------------------    ---------------------
   Projected benefit obligation at end of year                                                  71.2                     70.9
                                                                                 --------------------    ---------------------

Change in plan assets
   Employer contributions                                                                        4.5                      4.1
   Benefit payments                                                                             (4.5)                    (4.1)
                                                                                 --------------------    ---------------------
   Fair value of plan assets at end of year                                                       --                       --
                                                                                 --------------------    ---------------------

   Funded status of the plan                                                                   (71.2)                   (70.9)
   Unrecognized net gain                                                                       (33.5)                   (26.5)
                                                                                 --------------------    ---------------------
    Accrued benefit liability                                                   $             (104.7)   $               (97.4)
                                                                                 --------------------    ---------------------


    The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% and 7.0% at December 31, 1999 and 1998, respectively.

    For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 7.5% and 8.5% in 1999 and 1998, respectively, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter.

    The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $0.6 million, before income taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.1 million and the annual service and interest cost by $0.5 million, before income taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

    OTHER POSTEMPLOYMENT BENEFITS

    Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expenses were $0.5 million for 1999, ($0.5) million for 1998 and $0.4 million for 1997.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.   COMPREHENSIVE INCOME

    The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:


                                                                        1999               1998                1997
                                                                                     (IN MILLIONS)
UNREALIZED (LOSSES) GAINS ON SECURITIES
   AVAILABLE-FOR-SALE:
Before-tax amount                                                 $        (94.2)  $            (72.3)  $           151.2
Income tax (benefit) expense                                               (33.0)               (25.4)               53.0
                                                                    -------------    -----------------    ----------------
Totals                                                                     (61.2)               (46.9)               98.2
                                                                    -------------    -----------------    ----------------

RECLASSIFICATION ADJUSTMENT FOR NET GAINS
   REALIZED IN NET INCOME:
Before-tax amount                                                           (2.2)               (20.0)              (46.5)
Income tax (benefit)                                                         (.7)                (7.0)              (16.3)
                                                                    -------------    -----------------    ----------------
Totals                                                                      (1.5)               (13.0)              (30.2)
                                                                    -------------    -----------------    ----------------

NET UNREALIZED (LOSSES) GAINS ON SECURITIES
   AVAILABLE-FOR-SALE:
Before-tax amount                                                          (96.5)               (92.2)              104.7
Income tax (benefit) expense                                               (33.7)               (32.4)               36.7
                                                                    -------------    -----------------    ----------------
Totals                                                            $        (62.8)  $            (59.8)  $            68.0
                                                                    =============    =================    ================

MINIMUM PENSION LIABILITY ADJUSTMENT:
Before-tax amount                                                 $         (2.3)  $             (2.3)  $            (3.2)
Income tax (benefit)                                                         (.8)                 (.8)               (1.1)
                                                                    -------------    -----------------    ----------------
Totals                                                            $         (1.5)  $             (1.5)  $            (2.1)
                                                                    =============    =================    ================


    The following table summarizes accumulated other comprehensive income for the years ended December 31:


                                                                                BALANCE AS OF DECEMBER 31,
                                                                        1999               1998                1997
                                                                                     (IN MILLIONS)
NET UNREALIZED (LOSSES) GAINS ON SECURITIES
   AVAILABLE-FOR-SALE:
Balance, beginning of year                                        $        100.5   $            160.4   $            92.4
Change during period                                                       (62.7)               (59.8)               68.1
                                                                    -------------    -----------------    ----------------
Balance, end of year                                                        37.8                100.5               160.5
                                                                    -------------    -----------------    ----------------

MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance, beginning of year                                                  (6.2)                (4.7)               (2.6)
Change during period                                                        (1.5)                (1.5)               (2.1)
                                                                    -------------    -----------------    ----------------
Balance, end of year                                                        (7.7)                (6.2)               (4.7)
                                                                    -------------    -----------------    ----------------

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Balance, beginning of year                                                  94.3                155.7                89.8
Change during period                                                       (64.2)               (61.5)               66.0
                                                                    -------------    -----------------    ----------------
Balance, end of year                                              $         30.1   $             94.3   $           155.8
                                                                    =============    =================    ================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10. SEGMENT INFORMATION

    Phoenix offers a wide range of financial products and services. These businesses have been grouped into four reportable segments.

    The Life and Annuity segment includes the individual life insurance and annuity products including participating whole life, universal life, variable life, term life and variable annuities.

    The Investment Management segment includes retail and institutional mutual fund management and distribution including managed accounts, open-end funds and closed-end funds.

    The Venture Capital segment includes the operating income and the realized and unrealized investment gains of the Phoenix's venture capital partnership investments.

    Corporate and Other contains several smaller subsidiaries and investment activities which do not meet the thresholds of reportable segments as defined in SFAS No. 131. They include international operations and the runoff of our group pension and guaranteed investment contract businesses.

    The majority of Phoenix's revenue is derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed ten percent of total consolidated revenues.

    The accounting policies of the segments are the same as those described in
    Note 2 - "Summary of Significant Accounting Policies." Phoenix evaluates segment performance on the basis of after tax operating income which excludes the effect of net realized investment gains and losses and nonrecurring items. Phoenix does not include certain nonrecurring items in the segments. They are reported as unallocated items and include expenses associated with an early retirement program and realized gains associated with the sales of subsidiaries. We allocate capital to Investment Management on a historical cost basis and to insurance products based on 200% of company action level risked-based capital. We allocate net investment income based on the assets allocated to each segment. We allocate other costs and operating expenses to each segment based on a review of the nature of such costs, cost allocations using time studies and other allocation methodologies. See Note 8 - " Pension and Other Postretirement and Postemployment Benefit Plans."

    Included in the following tables is certain information with respect to Phoenix's operating segments as of and for each of the years ended December 31, 1999, 1998 and 1997, as well as amounts not allocated to the segments which was described previously.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                        DECEMBER 31,
                                                                          1999             1998             1997
                                                                                        (IN MILLIONS)
TOTAL ASSETS:
Life and Annuity                                                    $      18,025.7  $      16,930.5  $      15,711.3
Investment Management                                                         747.4            591.9            647.9
Venture Capital                                                               338.1            191.2             88.2
Corporate & Other                                                             984.3            674.0          1,034.7
Discontinued operations                                                       187.6            283.8            250.9
                                                                      --------------   --------------   --------------
   Total                                                                   20,283.1         18,671.4         17,733.0
                                                                      --------------   --------------   --------------

DEFERRED POLICY ACQUISITION COSTS:
Life and Annuity                                                    $       1,306.7  $       1,049.9  $       1,016.3
                                                                      --------------   --------------   --------------

POLICY LIABILITIES AND ACCRUALS:
Life and Annuity                                                    $      11,293.3  $      10,952.6  $      10,583.7
Corporate & Other                                                             144.7            157.7            169.2
                                                                      --------------   --------------   --------------
   Total                                                            $      11,438.0  $      11,110.3  $      10,752.9
                                                                      --------------   --------------   --------------


                                                                          1999             1998             1997
                                                                                        (IN MILLIONS)
PREMIUMS:
Life and Annuity                                                    $       1,175.7  $       1,175.8  $       1,087.7
                                                                      --------------   --------------   --------------
   Total                                                                    1,175.7          1,175.8          1,087.7
                                                                      --------------   --------------   --------------

INSURANCE AND INVESTMENT PRODUCT FEES:
Life and Annuity                                                              281.5            251.0            174.1
Investment Management                                                         278.4            225.3            168.0
Corporate & Other                                                              16.5             11.9             13.9
Less: inter-segment revenues                                                  (23.7)           (19.6)           (16.3)
                                                                      --------------   --------------   --------------
   Total                                                                      552.7            468.6            339.7
                                                                      --------------   --------------   --------------

NET INVESTMENT INCOME:
Life and Annuity                                                              768.3            768.8            640.5
Investment Management                                                           6.0              1.1              0.6
Venture Capital                                                               139.9             39.6             33.7
Corporate & Other                                                              36.2             42.1             39.6
Less: inter-segment revenues                                                   10.5              9.4              8.5
                                                                      --------------   --------------   --------------
   Total                                                                      960.9            861.0            722.9
                                                                      --------------   --------------   --------------

NET REALIZED INVESTMENT GAINS:
Life and Annuity                                                               15.9            (17.8)            65.7
Investment Management                                                                                             9.9
Corporate & Other                                                               3.9             10.5             35.4
Gains on sale of subsidiaries                                                  15.9             65.5
                                                                      --------------   --------------   --------------
   Total                                                            $          35.7  $          58.2  $         111.0
                                                                      --------------   --------------   --------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                          1999             1998             1997
                                                                                        (IN MILLIONS)
POLICY BENEFITS AND DIVIDENDS
Life and Annuity                                                    $       1,723.6  $       1,743.6  $       1,522.1
Corporate & Other                                                              10.0             17.8             23.4
                                                                      --------------   --------------   --------------
   Total                                                                    1,733.6          1,761.4          1,545.5
                                                                      --------------   --------------   --------------

AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
Life and Annuity                                                              146.6            137.7            102.6
                                                                      --------------   --------------   --------------
    Total                                                                     146.6            137.7            102.6
                                                                      --------------   --------------   --------------

AMORTIZATION OF GOODWILL AND INTANGIBLES
Life and Annuity                                                                6.7              0.8              0.2
Investment Management                                                          30.3             22.0              9.1
Corporate & Other                                                               1.0              0.3              0.1
                                                                      --------------   --------------   --------------
   Total                                                                       38.0             23.1              9.4
                                                                      --------------   --------------   --------------

INTEREST EXPENSE
Investment Management                                                          16.8             11.5              5.2
Corporate & Other                                                              15.8             14.3             19.1
                                                                      --------------   --------------   --------------
   Total                                                                       32.6             25.8             24.3
                                                                      --------------   --------------   --------------

OTHER OPERATING EXPENSES
Life and Annuity                                                              276.4            256.4            219.1
Investment Management                                                         188.0            150.4            123.3
Corporate & Other                                                              34.6             31.3             24.6
Unallocated amounts                                                            27.1              0.0              0.0
Less: inter-segment expenses                                                  (13.2)           (10.2)            (7.8)
                                                                      --------------   --------------   --------------
   Total                                                                      512.9            427.9            359.2
                                                                      --------------   --------------   --------------

INCOME (LOSS) FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES AND MINORITY INTEREST
Life and Annuity                                                               88.1             39.3            124.0
Investment Management                                                          49.3             42.5             40.9
Venture Capital                                                               139.9             39.6             33.7
Corporate & Other                                                              (4.8)             0.8             21.7
Unallocated amounts                                                           (11.2)            65.5              0.0
                                                                      --------------   --------------   --------------
   Total                                                                      261.3            187.7            220.3
                                                                      --------------   --------------   --------------

INCOME TAXES
Life and Annuity                                                               31.1             13.9             43.3
Investment Management                                                          21.6             19.2             19.8
Venture Capital                                                                49.0             13.9             11.8
Corporate & Other                                                              (1.4)            (4.9)           (14.4)
Unallocated amounts & inter-segment eliminations                                7.6             23.0            (13.2)
                                                                      --------------   --------------   --------------
   Total                                                                      107.9             65.1             47.3
                                                                      --------------   --------------   --------------

INCOME (LOSS) FROM CONTINUING OPERATIONS
   BEFORE MINORITY INTEREST
Life and Annuity                                                               57.0             25.4             80.7
Investment Management                                                          27.7             23.3             21.1
Venture Capital                                                                90.9             25.7             21.9
Corporate & Other                                                              (3.4)             5.7             36.1
Unallocated amounts                                                           (18.8)            42.5             13.2
                                                                      --------------   --------------   --------------
   Total                                                            $         153.4  $         122.6  $         173.0
                                                                      --------------   --------------   --------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


11. DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units which in prior years had been reflected as reportable business segments: the Life Reinsurance Operations, the Property and Casualty Distribution Operations, the Real Estate Management Operations and the Group Life and Health Operations. The discontinuation of these business units resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses.

    LIFE REINSURANCE OPERATIONS

    During 1999, Phoenix completed a comprehensive strategic review of its life reinsurance segment and decided to exit these operations through a combination of sale, reinsurance and placement of certain components into run-off. Accordingly, Phoenix estimated sales proceeds, reinsurance premiums and net claims run-off, resulting in the recognition of a $173 million pre-tax loss on the disposal of life reinsurance discontinued operations. The life reinsurance segment consisted primarily of individual life reinsurance operations as well as group personal accident and group health reinsurance business. The significant components of the loss on the disposal of life reinsurance discontinued operations in 1999 were as follows:

    On August 1, 1999, Phoenix sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reinsurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction, resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million.

    On June 30, 1999, PM Holdings sold 100% of the common stock of Financial Administrative Services, Inc. (FAS), its third-party administration subsidiary, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in an pre-tax gain of $3.8 million.

    Phoenix recorded a note receivable for $4.0 million, which under the terms of the agreement, CYBERTEK will repay in six equal annual installments commencing March 31, 2001 through March 31, 2006. The purchase price will be determined annually based upon earnings, but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million.

    During 1999, Phoenix placed the remaining group personal accident and group health reinsurance operations into run-off. Management has adopted a formal plan to terminate the related treaties as early as contractually permitted and is not entering into any new contracts. Based upon the most recent information available, Phoenix reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix increased reserve estimates on the run-off block by $180 million. In addition, as part of the exit strategy, Phoenix purchased aggregate excess of loss reinsurance to further protect Phoenix from unfavorable results in the run-off block. The finite reinsurance is subject to an aggregate retention of $100 million on the run-off block. Phoenix may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix incurred an initial expense of $130 million.

    The additional estimated reserves and finite reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    take years to reach the reinsurers involved. Therefore, Phoenix expects to pay claims out of existing estimated reserves over a number of years as the level of business diminishes.

    Additionally, certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. This business primarily concerns certain occupational accident reinsurance "facilities" and a reinsurance pool (the Unicover Pool) underwritten and managed by Unicover Managers, Inc. (Unicover). Phoenix participated as a reinsurer in the Unicover Pool. The Unicover Pool and "facilities" were reinsured in large part by a reinsurance facility underwritten and managed by Centaur Underwriting Limited (Centaur) in which Phoenix also participated. Phoenix terminated its participation in the Centaur facility effective October 1, 1998 and in the Unicover Pool effective March 1, 1999. However, claims arising from business underwritten while Phoenix was a participant continue to run off. On September 21, 1999, Phoenix initiated arbitration proceedings seeking to rescind certain contracts arising from its participation in the Centaur facility with respect to reinsurance of the Unicover business. In January 2000, Phoenix settled two Unicover-related matters (see Note 20 - "Subsequent Events"). A substantial portion of the risk associated with the Unicover Pool and "facilities" and the Centaur program was further retroceded by Phoenix to other unaffiliated insurance entities, providing Phoenix with significant security. Certain of these retrocessionaires have given notice that they challenge their obligations under their contracts and are in arbitration or litigation with Phoenix.

    Additionally, certain group personal accident excess of loss reinsurance contracts created in the London market during 1994 - 1997 have become the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. Several arbitration proceedings are currently pending.

    Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long term development of net claims payments, the estimated amount of the loss on disposal of life reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix's consolidated financial position.

    PROPERTY AND CASUALTY DISTRIBUTION OPERATIONS

    On July 1, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company (HRH) for $48.1 million including $0.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in convertible debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. The pre-tax gain realized on the sale was $40.1 million. The HRH common stock is classified as common stock and the convertible debentures are classified as bonds in the Consolidated Balance Sheet. As of December 31, 1999 Phoenix owns 7% of the outstanding HRH common stock, 15% on a diluted basis.

    REAL ESTATE MANAGEMENT OPERATIONS

    On March 31, 1999, Phoenix sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    GROUP LIFE AND HEALTH OPERATIONS

    On December 9, 1999, Phoenix signed a definitive agreement to sell its Group Life and Health business, including five companies, Phoenix American Life, Phoenix Dental Services, Phoenix Group Services, California Benefits and Clinical Disability Management, to GE Financial Assurance Holdings, Inc. Proceeds from the sale are estimated to be $285 million, including cash of $240 million and 3.1% of the common stock of GE Life and Annuity Assurance Company. Phoenix expects the transaction to be completed in the second quarter of 2000, subject to regulatory approval.

    The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $187.6 million and $283.8 million as of December 31, 1999 and 1998, respectively. Asset and liability balances of the continuing operation as of December 31, 1998, have been restated to conform with the current year presentation. Likewise, the Consolidated Statement of Income, Comprehensive Income and Equity has been restated for 1998 and 1997 to exclude the operating results of discontinued operations from continuing operations. The operating results of discontinued operations and the gain or loss on disposal are presented below.


                                                                                           YEAR ENDED DECEMBER 31,
                                                                                  1999               1998                1997
                                                                                                (IN MILLIONS)

GAIN (LOSS) FROM OPERATIONS OF
  DISCONTINUED OPERATIONS

Revenues:
   Life Reinsurance Operations                                                                $           298.7   $          163.5
   Group Life and Health Operations                                        $          453.8               503.8              484.0
   Property and Casualty Distribution Operations                                       26.0                72.6               64.1
   Real Estate Management Operations                                                    1.2                12.7               15.3
                                                                             ---------------    ----------------    ---------------
Total revenues                                                                        481.0               887.8              726.9
                                                                             ---------------    ----------------    ---------------

Gain (loss) from operations:
   Life Reinsurance Operations                                                                             14.1               10.6
   Group Life and Health Operations                                                    28.7                29.2               31.7
   Property and Casualty Distribution Operations                                        1.5                 2.5              (19.9)
   Real Estate Management Operations                                                   (2.6)               (4.0)              (2.6)
                                                                             ---------------    ----------------    ---------------
Gain from discontinued operations before income taxes                                  27.6                41.8               19.8
Income taxes                                                                           10.0                16.8               12.5
                                                                             ---------------    ----------------    ---------------
Gain from discontinued operations, net of taxes                            $           17.6   $            25.0   $            7.3
                                                                             ---------------    ----------------    ---------------


                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1999
                                                                                                (IN MILLIONS)

LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS

(Loss) gain on disposal:
   Life Reinsurance Operations                                                                $          (173.1)
   Property and Casualty Distribution Operations                                                           40.1
   Real Estate Management Operations                                                                        5.9
                                                                                                ----------------
Loss on disposal of discontinued operations before income taxes                                          (127.1)
Income taxes                                                                                              (55.1)
                                                                                                ----------------
Loss on disposal of discontinued operations, net of income taxes                              $           (72.0)
                                                                                                ----------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

    Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $101.7 million and $106.7 million at December 31, 1999 and 1998, respectively. Phoenix provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $182.3 million and $161.2 million at December 31, 1999 and 1998, respectively.

    Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $16.9 million and $16.9 million in 1999, 1998, and 1997, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $40.2 million as of December 31, 1999, payable as follows: 2000 - $13.5 million; 2001 - $10.5 million; 2002 - $7.3 million;
    2003 - $5.1 million; 2004 - $2.8 million; and $1.0 million thereafter.

13. DIRECT BUSINESS WRITTEN AND REINSURANCE

    As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix remains liable. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and to $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the inforce block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. In 1999, Phoenix reinsured the mortality risk on the remaining 20% of this business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                                     1999                      1998                     1997
                                                                                          (IN MILLIONS)
 Direct premiums                                          $               1,677.5  $               1,719.4  $              1,592.8
 Reinsurance assumed                                                        416.2                    505.3                   329.9
 Reinsurance ceded                                                         (323.0)                  (371.9)                 (282.1)
                                                           -----------------------  -----------------------  ----------------------
 Net premiums                                                             1,770.7                  1,852.8                 1,640.6
 Less net premiums of discontinued operations                              (595.0)                  (677.0)                 (552.9)
                                                           -----------------------  -----------------------  ----------------------
 Net premiums of continuing operations                    $               1,175.7  $               1,175.8  $              1,087.7
                                                           =======================  =======================  ======================
  Percentage of amount assumed to net                                          24%                      27%                     20%
                                                           =======================  =======================  ======================
 Direct policy and contract claims incurred               $                 622.3  $                 728.1  $                629.1
 Reinsurance assumed                                                        563.8                    433.2                   410.7
 Reinsurance ceded                                                         (285.4)                  (407.8)                 (373.1)
                                                           -----------------------  -----------------------  ----------------------
 Net policy and contract claims incurred                                    900.7                    753.5                   666.7
 Less net incurred claims of discontinued operations                       (661.7)                  (465.1)                 (422.4)
                                                           -----------------------  -----------------------  ----------------------
 Net policy and contract claims incurred
 of continuing operations                                 $                 239.0  $                 288.4  $                244.3
                                                           =======================  =======================  ======================

 Direct life insurance in force                           $              131,052.1 $             121,442.0 $              120,394.7
 Reinsurance assumed                                                     139,649.9               110,632.1                 84,806.6
 Reinsurance ceded                                                      (207,192.0)             (135,818.0)               (74,764.6)
                                                           -----------------------  -----------------------   ----------------------
 Net insurance in force                                                   63,510.0                96,256.1                130,436.7
 Less insurance in force of discontinued operations                       (1,619.5)              (24,330.2)               (13,811.4)
                                                           -----------------------  -----------------------   ----------------------
 Net insurance in force of continuing operations          $               61,890.5 $              71,925.9 $              116,625.3
                                                           =======================  =======================  ======================
Percentage of amount assumed to net                                          220%                      115%                      65%
                                                           =======================  =======================   ======================


    Irrevocable letters of credit aggregating $36.2 million at December 31, 1999 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

14. PARTICIPATING LIFE INSURANCE

    Participating life insurance in force was 66.9% and 72.3% of the face value of total individual life insurance in force at December 31, 1999 and 1998, respectively. The premiums on participating life insurance policies were 76.8%, 79.4% and 83.5% of total individual life insurance premiums in 1999, 1998, and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15. DEFERRED POLICY ACQUISITION COSTS

    The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                                1999                 1998                1997
                                                                                (IN MILLIONS)

 Balance at beginning of year                            $        1,049.9  $         1,016.3  $           908.6
 Acquisition cost deferred                                          143.1              164.6              288.3
 Amortized to expense during the year                              (146.6)            (137.7)            (102.6)
 Adjustment to net unrealized investment
   gains (losses) included in other
   comprehensive income                                             260.3                6.7              (78.0)
                                                          ----------------  -----------------  -----------------

 Balance at end of year                                  $        1,306.7  $         1,049.9  $         1,016.3
                                                          ================  =================  =================


    Amortized to expense during the year for 1999 includes a $6.3 million adjustment due to worse than expected persistency in one of the variable annuity product lines and a $6.9 million adjustment to traditional life due to an adjustment to death claims used in determining DAC amortization.


16. MINORITY INTEREST

    Phoenix's interests in Phoenix Investment Partners and PFG Holdings, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 67%, respectively, of the outstanding shares of common stock at December 31, 1999. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.


17. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the consolidated financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analysis which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

    DERIVATIVE INSTRUMENTS

    Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

    EQUITY SECURITIES

    Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

    MORTGAGE LOANS

    Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

    POLICY LOANS

    Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

    INVESTMENT CONTRACTS

    In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

    The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

    Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

    NOTES PAYABLE

    The fair value of notes payable is determined based on contractual cash flows discounted at market rates.

    FAIR VALUE SUMMARY

    The estimated fair values of the financial instruments as of December 31, were as follows:


                                                             1999                                           1998
                                               CARRYING                   FAIR                  CARRYING              FAIR
                                                VALUE                     VALUE                  VALUE                VALUE
                                                                                 (IN MILLIONS)
Financial assets:
Cash and cash equivalents            $              187.6 $                187.6 $               115.2 $               115.2
Short-term investments                              133.4                  133.4                 186.0                 186.0
Debt securities                                   7,496.9                7,400.1               7,712.9               7,796.4
Equity securities                                   461.6                  461.6                 301.6                 301.6
Mortgage loans                                      716.8                  680.6                 797.3                 831.9
Derivative instruments                                                     (13.2)                                       12.3
Policy loans                                      2,042.6                2,040.4               2,008.3               2,122.4
                                      -------------------- ---------------------- --------------------- ---------------------
Total financial assets               $           11,038.9 $             10,890.5 $            11,121.3 $            11,365.8
                                      ==================== ====================== ===================== =====================

Financial liabilities:
Policy liabilities                   $              709.7 $                709.4 $               783.4 $               783.4
Notes payable                                       499.4                  490.8                 386.6                 395.7
                                      -------------------- ---------------------- --------------------- ---------------------
Total financial liabilities          $            1,209.1 $              1,200.2 $             1,170.0 $             1,179.1
                                      ==================== ====================== ===================== =====================


18. CONTINGENCIES

    LITIGATION

    Certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance (see Note 11 - "Discontinued Operations" and
    Note 20 - "Subsequent Events")


19. STATUTORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the State of New York Insurance Department (the Insurance Department), as of December 31, 1999, 1998 and 1997. Phoenix's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York law does not allow the recording of

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    deferred income taxes. Phoenix has received approval from the Insurance Department for this practice.

    Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus, rather than debt, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:


                                                                  1999                 1998              1997
                                                                                  (IN MILLIONS)

 Statutory net income                                   $             131.3 $           108.7 $            66.6
 Deferred policy acquisition costs, net                               (28.1)             18.5              48.8
 Future policy benefits                                               (23.7)            (53.8)             (9.1)
 Pension and postretirement expenses                                   (8.6)            (17.3)             (8.0)
 Investment valuation allowances                                       15.1             107.2              87.9
 Interest maintenance reserve                                          (7.2)              1.4              17.5
 Deferred income taxes                                                  3.9             (40.0)            (36.3)
 Other, net                                                             6.2              12.4               2.3
                                                             ---------------    --------------    --------------

 Net income, as reported                                $              88.9 $           137.1 $           169.7
                                                             ==============    ==============    ==============


    The following reconciles the statutory surplus and asset valuation reserve
    (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:


                                                                                DECEMBER 31,
                                                                        1999                     1998
                                                                                (IN MILLIONS)

 Statutory surplus, surplus notes and AVR                 $              1,427.3 $               1,205.6
 Deferred policy acquisition costs, net                                  1,231.2                 1,259.3
 Future policy benefits                                                   (478.2)                 (465.3)
 Pension and postretirement expenses                                      (193.0)                 (174.3)
 Investment valuation allowances                                          (206.5)                   34.9
 Interest maintenance reserve                                               24.8                    35.3
 Deferred income taxes                                                      65.6                   (25.6)
 Surplus notes                                                            (159.4)                 (157.5)
 Other, net                                                                 49.5                    24.2
                                                             --------------------     -------------------
 Equity, as reported                                      $              1,761.3 $               1,736.6
                                                             ====================     ===================


    The Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.


20. SUBSEQUENT EVENTS

    OCCUPATIONAL ACCIDENT REINSURANCE

    On January 21, 2000, Phoenix, in connection with its participation in the Centaur facility, and two other companies completed a settlement agreement with Reliance Insurance Company (Reliance) with respect to certain reinsurance contracts covering occupational accident business reinsured by Reliance as a Unicover-managed "facility." The Reliance business was the largest portion of occupational accident reinsurance business underwritten by Unicover. Under the terms of the settlement agreement, Phoenix ended the contracts for a total payment of $115.0 million.

    On January 13, 2000, Phoenix and four other companies, in connection with their participation in the Unicover Pool, completed a settlement agreement with EBI Indemnity Company and other affiliates of the Orion Group (EBI) with respect to certain reinsurance contracts covering occupational accident business which EBI ceded to the Unicover Pool. These contracts represented the largest source of premium to the Unicover Pool. Under the terms of the settlement agreement, the Unicover Pool members ended the contracts for a total payment of $43.0 million, of which Phoenix's share was approximately $10.0 million.

    Phoenix included the cost of these settlements, net of reinsurance, in its estimate of the loss on discontinued life reinsurance operations. See Note 11 - "Discontinued Operations."